                                                      Filed Pursuant to Rule 433
                                               Registration File No.: 333-130536

                        [Banc of America Securities LOGO]

                                   ----------

     THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET
POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE
POSSIBILITY THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR
ELIMINATED AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS)
AND ARE OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN
YOU ARE CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL
COME INTO BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN
PRICED AND WE HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY
"INDICATIONS OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY
US, WILL NOT CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

     BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

MBS NEW ISSUE TERM SHEET

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-H
$613,137,000 (APPROXIMATE)

CLASSES 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 3-A-1, 3-A-2, 4-A-1, 4-A-2,
4-A-3, 4-A-4, B-1, B-2 AND B-3
(OFFERED CERTIFICATES)

BANC OF AMERICA FUNDING CORPORATION
DEPOSITOR

BANK OF AMERICA, NATIONAL ASSOCIATION
SPONSOR

WELLS FARGO BANK, N.A.
SECURITIES ADMINISTRATOR AND MASTER SERVICER

U.S. BANK NATIONAL ASSOCIATION
TRUSTEE AND CUSTODIAN

SEPTEMBER 6, 2006

                                   ----------

BANC OF AMERICA SECURITIES LLC

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

               THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE
               USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S.
               FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING
               PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN
               CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR
               MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON
               THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT
APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR
OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION
BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

BANC OF AMERICA SECURITIES LLC                                                 2

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

o    PRELIMINARY SUMMARY OF CERTIFICATES (To Roll)                        PG. 4

o    PRELIMINARY SUMMARY OF CERTIFICATES (To Maturity)                    PG. 5

o    PRELIMINARY SUMMARY OF TERMS                                         PG. 6

o    PRELIMINARY CREDIT SUPPORT                                           PG. 18

o    PRELIMINARY PRIORITY OF DISTRIBUTIONS                                PG. 18

BANC OF AMERICA SECURITIES LLC                                                 3

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

              PRELIMINARY SUMMARY OF SHIFTING INTEREST CERTIFICATES
                                   TO ROLL (1)

                                                                          Est. Prin.       Expected                 Expected
             Approx.                                             Est.       Window     Maturity to Roll   Delay      Ratings
Class       Size (2)          Interest - Principal Type       WAL (yrs)      (mos)      @ 25% CPB (mos)    Days   (S&P/Fitch)
------   --------------   ---------------------------------   ---------   ----------   ----------------   -----   -----------
                                                                                                                  S&P   Fitch
                                                                                                                  ---   -----

SHIFTING INTEREST
OFFERED CERTIFICATES
                           Variable - Pass-Through - Super
 1-A-1    50,141,000.00              Senior (3)                  1.68       1 - 35             35           19    AAA    AAA
                           Variable - Pass-Through - Super
 1-A-2     2,480,000.00          Senior Support (3)              1.68       1 - 35             35           19    AAA    AAA
                           Variable - Pass-Through - Super                                                  19    AAA    AAA
 2-A-1   100,000,000.00              Senior (4)                  2.52       1 - 61             61
                           Variable - Pass-Through - Super                                                  19    AAA    AAA
 2-A-2   127,986,000.00              Senior (5)                  2.52       1 - 61             61
                           Variable - Pass-Through - Super
 2-A-3    81,275,000.00              Senior (6)                  2.52       1 - 61             61           19    AAA    AAA
                           Variable - Pass-Through - Super                                                  19    AAA    AAA
 2-A-4    15,293,000.00          Senior Support (4)              2.52       1 - 61             61
                           Variable - Pass-Through - Super                                                  19    AAA    AAA
 3-A-1    90,722,000.00              Senior (7)                  2.88       1 - 85             85
                           Variable - Pass-Through - Super
 3-A-2     4,486,000.00          Senior Support (7)              2.88       1 - 85             85           19    AAA    AAA
                          Variable - Sequential Pay - Super
4-A-1     85,087,000.00              Senior (8)                  1.80       1 - 57             57           19    AAA    AAA
                          Variable - Sequential Pay - Super
4-A-2     27,242,000.00              Senior (9)                  7.34      57 - 121           121           19    AAA    AAA
4-A-3     27,242,000.00      Fixed - Interest Only (10)          7.34         N/A             N/A           19    AAA    AAA
                           Variable - Pass-Through - Super                                                  19    AAA    AAA
4-A-4      5,554,000.00          Senior Support (8)              3.14       1 - 121           121
 B-1      15,454,000.00           Subordinate (11)               4.51       1 - 121           121           19     NR    AA
 B-2       4,636,000.00           Subordinate (11)               4.51       1 - 121           121           19     NR     A
 B-3       2,781,000.00           Subordinate (11)               4.51       1 - 121           121           19     NR    BBB
SHIFTING INTEREST CERTIFICATES
NOT OFFERED HEREUNDER
 B-4       1,854,000.00                                     INFORMATION NOT PROVIDED HEREIN
 B-5       1,546,000.00
 B-6       1,545,223.63
1-A-R            100.00

(1)  Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the
     Distribution Date occurring in the month of August 2009, October 2011,
     October 2013 and October 2016, respectively.

(2)  Class sizes are subject to change.

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

BANC OF AMERICA SECURITIES LLC                                                 4

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

(5)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 2 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately
     0.388391%. For each Distribution Date occurring on and after the
     Distribution Date in October 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 2 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 2 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) plus approximately
     0.611610%. For each Distribution Date occurring on and after the
     Distribution Date in October 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 2 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)  For each Distribution Date occurring prior to and including the
     Distribution Date in August 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 4 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately
     0.309762%. For each Distribution Date occurring on and after the
     Distribution Date in September 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 4 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(10) For each Distribution Date occurring prior to and including the
     Distribution Date in August 2016, interest will accrue on these certificates at a rate equal to approximately 0.309762%. No interest will accrue on these certificates on or after the Distribution Date in September
     2016.

(11) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Shifting
     Interest Loan Group) of the Net Mortgage Interest Rates of the Shifting
     Interest Mortgage Loans (based on the Stated Principal Balances of the
     Shifting Interest Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

BANC OF AMERICA SECURITIES LLC                                                 5

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

              PRELIMINARY SUMMARY OF SHIFTING INTEREST CERTIFICATES
                                   TO MATURITY

                                                                                            Expected
                                                                                             Final
                                                                     Est.     Est. Prin.    Maturity
           Approx.                                                WAL @ 25%     Window       (mos)     Delay     Expected
Class      Size (1)             Interest - Principal Type         CPR (yrs)    (mos) (2)      (2)       Days      Ratings
-----   --------------   --------------------------------------   ---------   ----------   ---------   -----   ------------
                                                                                                                S&P   Fitch
                                                                                                               ----   -----

SHIFTING INTEREST
OFFERED CERTIFICATES
                         Variable - Pass-Through - Super Senior
1-A-1    50,141,000.00                     (3)                       3.27       1 - 478        478       19     AAA    AAA
                         Variable - Pass-Through - Super Senior
1-A-2     2,480,000.00                 Support (3)                   3.27       1 - 478        478       19     AAA    AAA
                         Variable - Pass-Through - Super Senior
2-A-1   100,000,000.00                     (4)                       3.28       1 - 479        479       19     AAA    AAA
                         Variable - Pass-Through - Super Senior
2-A-2   127,986,000.00                     (5)                       3.28       1 - 479        479       19     AAA    AAA
                         Variable - Pass-Through - Super Senior
2-A-3    81,275,000.00                     (6)                       3.28       1 - 479        479       19     AAA    AAA
                         Variable - Pass-Through - Super Senior
2-A-4    15,293,000.00                 Support (4)                   3.28       1 - 479        479       19     AAA    AAA
                         Variable - Pass-Through - Super Senior
3-A-1    90,722,000.00                     (7)                       3.29       1 - 479        479       19     AAA    AAA
                         Variable - Pass-Through - Super Senior
3-A-2     4,486,000.00                 Support (7)                   3.29       1 - 479        479       19     AAA    AAA
                            Variable - Sequential Pay - Super
4-A-1    85,087,000.00                 Senior (8)                     1.8       1 - 323        323       19     AAA    AAA
                            Variable - Sequential Pay - Super
4-A-2    27,242,000.00                 Senior (9)                    8.07      323 - 479       479       19     AAA    AAA
4-A-3    27,242,000.00         Fixed - Interest Only (10)             7.4         N/A          N/A       19     AAA    AAA
                         Variable - Pass-Through - Super Senior
4-A-4     5,554,000.00                 Support (8)                   3.32       1 - 479        479       19     AAA    AAA
B-1      15,454,000.00              Subordinate (11)                 6.02       1 - 479        479       19      NR    AA
B-2       4,636,000.00              Subordinate (11)                 6.02       1 - 479        479       19      NR     A
B-3       2,781,000.00              Subordinate (11)                 6.02       1 - 479        479       19      NR    BBB

(1)  Class sizes are subject to change.

(2)  Estimated Principal Window and Expected Final Maturity, except in the case of Class 4-A-1 and Class 4-A-2, are calculated based on the maturity date of the latest maturing loan for each Shifting Interest Loan Group.
     Estimated Principal Window and Expected Final Maturity of Class 4-A-1 and
     Class 4-A-2 are calculated assuming 0 CPR.

(3)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 2 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately
     0.388391%. For each Distribution Date occurring on and after the
     Distribution Date in October 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 2 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

BANC OF AMERICA SECURITIES LLC                                                 6

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

(6)  For each Distribution Date occurring prior to and including the
     Distribution Date in September 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 2 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) plus approximately
     0.611610%. For each Distribution Date occurring on and after the
     Distribution Date in October 2011, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 2 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8)  For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the
     Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(9)  For each Distribution Date occurring prior to and including the
     Distribution Date in August 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 4 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) less approximately
     0.309762%. For each Distribution Date occurring on and after the
     Distribution Date in September 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage
     Interest Rates of the Group 4 Mortgage Loans (based upon the Stated
     Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(10) For each Distribution Date occurring prior to and including the
     Distribution Date in August 2016, interest will accrue on these certificates at a rate equal to approximately 0.309762%.. No interest will accrue on these certificates on or after the Distribution Date in September
     2016.

(11) Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Shifting
     Interest Loan Group) of the Net Mortgage Interest Rates of the Shifting
     Interest Mortgage Loans (based on the Stated Principal Balances of the
     Shifting Interest Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

BANC OF AMERICA SECURITIES LLC                                                 7

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Transaction:                     Banc of America Funding Corporation, Mortgage
                                 Pass-Through Certificates, Series 2006-H

Issuing Entity:                  Banc of America Funding 2006-H Trust

Underwriter:                     Banc of America Securities LLC

Master Servicer:                 Wells Fargo Bank, N.A.

Servicers and Originators:       Bank of America, National Association. and
                                 Wells Fargo Bank, N.A.

Sponsor:                         Bank of America, National Association

Depositor:                       Banc of America Funding Corporation

Securities Administrator:        Wells Fargo Bank, N.A.

Trustee and Custodian:           U.S. Bank National Association

Rating Agencies:                 Standard & Poor's, a division of The
                                 McGraw-Hill Companies, Inc. and Fitch Ratings

Total Transaction Size:          $1,911,380,000 (+/- 5%)

Total Offered Hereby:            $613,137,000 (+/- 5%)

Securities Offered Hereby        $50,141,000 Class 1-A-1 Certificates
(the "Offered Certificates"):    $2,480,000 Class 1-A-2 Certificates
                                 $100,000,000 Class 2-A-1 Certificates
                                 $127,986,000 Class 2-A-2 Certificates
                                 $81,275,000 Class 2-A-3 Certificates
                                 $15,293,000 Class 2-A-4 Certificates
                                 $90,722,000 Class 3-A-1 Certificates
                                 $4,486,000 Class 3-A-2 Certificates
                                 $85,087,000 Class 4-A-1 Certificates
                                 $27,242,000 Class 4-A-2 Certificates
                                 $27,242,000 Class 4-A-3 Certificates
                                 $5,554,000 Class 4-A-4 Certificates
                                 $15,454,000 Class B-1 Certificates
                                 $4,636,000 Class B-2 Certificates
                                 $2,781,000 Class B-3 Certificates

The Shifting Interest Mortgage   The "Shifting Interest Mortgage Pool" will
Pool:                            consist of adjustable rate, conventional, fully
                                 amortizing mortgage loans (the "Shifting
                                 Interest Mortgage Loans") secured by first
                                 liens on one- to four-family properties. All of
                                 the Shifting Interest Mortgage Loans were
                                 originated or acquired by Bank of America,
                                 National Association or Wells Fargo Bank, N.A.

BANC OF AMERICA SECURITIES LLC                                                 8

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

Group 1 Mortgage Loans:          3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 1 Mortgage Loans
                                 have a fixed interest rate for the first 3
                                 years after origination and thereafter the
                                 Group 1 Mortgage Loans have a variable interest
                                 rate. Approximately 79.31% of the Group 1
                                 Mortgage Loans require only payments of
                                 interest until the 37th, 61st or 121st payment.
                                 See the collateral appendix for a more in-depth
                                 description.

BANC OF AMERICA SECURITIES LLC                                                 9

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Group 2 Mortgage Loans:          5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 2 Mortgage Loans
                                 have a fixed interest rate for the first 5
                                 years after origination and thereafter the
                                 Group 2 Mortgage Loans have a variable interest
                                 rate. Approximately 70.81% of the Group 2
                                 Mortgage Loans require only payments of
                                 interest until the 48th, 61st or 121st payment.
                                 See the collateral appendix for a more in-depth
                                 description.

Group 3 Mortgage Loans:          7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 3 Mortgage Loans
                                 have a fixed interest rate for the first 7
                                 years after origination and thereafter the
                                 Group 3 Mortgage Loans have a variable interest
                                 rate. Approximately 66.29% of the Group 3
                                 Mortgage Loans require only payments of
                                 interest until the 85th or 121st payment. See
                                 the collateral appendix for a more in-depth
                                 description.

Group 4 Mortgage Loans:          10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first
                                 lien mortgage loans. The Group 4 Mortgage Loans
                                 have a fixed interest rate for the first 10
                                 years after origination and thereafter the
                                 Group 4 Mortgage Loans have a variable interest
                                 rate. Approximately 81.02% of the Group 4
                                 Mortgage Loans require only payments of
                                 interest until the 121st payment. See the
                                 collateral appendix for a more in-depth
                                 description.

The Shifting Interest Mortgage   The Group 1 Mortgage Loans, the Group 2
Loans:                           Mortgage Loans, the Group 3 Mortgage Loans and
                                 the Group 4 Mortgage Loans.

Expected Pricing Date:           Week of September 11, 2006

Investor Closing Date:           September 29, 2006

Distribution Date:               20th of each month, or the next succeeding
                                 business day (First Distribution Date: October
                                 20, 2006)

Cut-off Date:                    September 1, 2006

Shifting Interest Class A        Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3,
Certificates:                    2-A-4, 3-A-1, 3-A-2, 4-A-1, 4-A-2, 4-A-3 and
                                 4-A-4 Certificates (the "Shifting Interest
                                 Class A Certificates"). The Class 1-A-R
                                 Certificate is not offered hereunder.

BANC OF AMERICA SECURITIES LLC                                                10

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Shifting Interest Subordinate    Class B-1, B-2, B-3, B-4, B-5 and B-6
   Certificates:                 Certificates (the "Shifting Interest Class B
                                 Certificates"). The Class B-4, B-5 and B-6
                                 Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:          Class 2-A-1, 2-A-2, 2-A-3 and 2-A-4
                                 Certificates

Group 3-A Certificates:          Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:          Class 4-A-1, 4-A-2, 4-A-3 and 4-A-4
                                 Certificates

Shifting Interest Super Senior   Class 1-A-1, 2-A-1, 2-A-2, 2-A-3, 3-A-1, 4-A-1
   Certificates:                 and 4-A-2 Certificates

Shifting Interest Super Senior   Class 1-A-2, 2-A-4, 3-A-2 and 4-A-4
   Support Certificates:         Certificates

Shifting Interest Interest
   Only Certificates:            Class 4-A-3 Certificates

Day Count:                       30/360

Final Scheduled Distribution     October 20, 2036
   Date:

Prepayment Speed:                25% CPB. CPB represents an assumed annual rate
                                 of principal prepayment each month relative to
                                 the then outstanding principal balance of a
                                 pool of mortgage loans. In addition, CPB
                                 assumes the outstanding principal of each
                                 mortgage loans will be prepaid in full at the
                                 end of its fixed-rate period. A prepayment
                                 assumption of 0% CPB assumes constant
                                 prepayment rates of 0% per annum until the
                                 initial rate adjustment date, a prepayment
                                 assumption of 15% CPB assumes constant
                                 prepayment rates of 15% per annum until the
                                 initial rate adjustment date, a prepayment rate
                                 of 25% CPB assumes constant prepayment rates of
                                 25% per annum until the initial rate adjustment
                                 date and so forth.

BANC OF AMERICA SECURITIES LLC                                                11

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Clearing:                        DTC, Clearstream and Euroclear

                                   Original
                                 Certificate       Minimum      Incremental
Denominations:                       Form      Denominations   Denominations
                                 -----------   -------------   -------------

   Shifting Interest Class A      Book Entry       $1,000            $1
      Certificates (other than
      Class 1-A-R and Class
      4-A-3 Certificates)

   Class 4-A-3 Certificates       Book-Entry     $1,000,000          $1
                                                 (notional)
   Class B-1, B-2 and B-3         Book Entry       $25,000           $1
      Certificates

Determination Date:              For any Distribution Date, the 16th day of the
                                 month in which the Distribution Date occurs or,
                                 if that day is not a business day, the
                                 immediately preceding business day.

Record Date:                     For any Distribution Date, the close of
                                 business on the last business day of the month
                                 preceding the month of that Distribution Date.

SMMEA Eligibility:               The Shifting Interest Class A Certificates and
                                 the Class B-1 Certificates are expected to
                                 constitute "mortgage related securities" for
                                 purposes of SMMEA.

Tax Structure:                   For federal income tax purposes, one or more
                                 elections will be made to treat certain
                                 segregated portions of the Trust as one or more
                                 "real estate mortgage investment conduits"
                                 (each, a "REMIC").

Optional Termination Date:       At its option, the Master Servicer may, subject
                                 to certain conditions, purchase all remaining
                                 Shifting Interest Mortgage Loans in the Trust
                                 and effect early retirement of the Shifting
                                 Interest Certificates on any Distribution Date
                                 on or after which the aggregate Stated
                                 Principal Balance of the Shifting Interest
                                 Mortgage Loans declines to 10% or less of the
                                 aggregate unpaid principal balance of such
                                 Mortgage Loans as of the Cut-off Date (the
                                 "Cut-off Date Pool Principal Balance").

The Pooling Agreement:           The Certificates will be issued pursuant to a
                                 Pooling and Servicing Agreement (the "Pooling
                                 Agreement") to be dated the Closing Date, among
                                 the Depositor, the Master Servicer, the
                                 Securities Administrator, and the Trustee.

ERISA Eligibility:               A fiduciary or other person acting on behalf of
                                 any employee benefit plan or arrangement,
                                 including an individual retirement account,
                                 subject to the Employee Retirement Income
                                 Security Act of 1974, as amended ("ERISA"), the
                                 Code or any federal, state or local law
                                 ("Similar Law") which is similar to ERISA or
                                 the Code (collectively, a "Plan") should
                                 carefully review with its legal advisors
                                 whether the purchase or holding of an Offered
                                 Certificate could give rise to a transaction
                                 prohibited or not otherwise permissible under
                                 ERISA, the Code or Similar Law.

BANC OF AMERICA SECURITIES LLC                                                12

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

ERISA Eligibility(continued):    The U.S. Department of Labor has extended to
                                 Banc of America Securities LLC an
                                 administrative exemption (the "Exemption") from
                                 certain of the prohibited transaction rules of
                                 ERISA and the related excise tax provisions of
                                 Section 4975 of the Code with respect to the
                                 initial purchase, the holding and the
                                 subsequent resale by certain Plans of
                                 certificates in pass-through trusts that
                                 consist of certain receivables, loans and other
                                 obligations that meet the conditions and
                                 requirements of the Exemption.

                                 The Exemption may cover the acquisition and
                                 holding of the Offered Certificates by the
                                 Plans to which it applies provided that all
                                 conditions of the Exemption other than those
                                 within the control of the investors are met. In
                                 addition, as of the date hereof, there is no
                                 single mortgagor that is the obligor on 5% of
                                 the initial balance of the mortgage pool.

                                 Prospective Plan investors should consult with
                                 their legal advisors concerning the impact of
                                 ERISA, the Code and Similar Law, the
                                 applicability of the Exemption, and the
                                 potential consequences in their specific
                                 circumstances, prior to making an investment in
                                 the Offered Certificates. Moreover, each Plan
                                 fiduciary should determine whether under the
                                 governing plan instruments and the applicable
                                 fiduciary standards of investment prudence and
                                 diversification, an investment in the Offered
                                 Certificates is appropriate for the Plan,
                                 taking into account the overall investment
                                 policy of the Plan and the composition of the
                                 Plan's investment portfolio.

BANC OF AMERICA SECURITIES LLC                                                13

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Principal Distribution:          Principal will be allocated to the Shifting
                                 Interest Certificates according to the
                                 Preliminary Priority of Distributions. The
                                 Senior Principal Distribution Amount for Loan
                                 Group 1 will generally be allocated first to
                                 the Class 1-A-R Certificate and then to the
                                 Class 1-A-1 and Class 1-A-2 Certificates, pro
                                 rata, until their class balances have been
                                 reduced to zero. The Senior Principal
                                 Distribution Amount for Loan Group 2 will
                                 generally be allocated concurrently, (x)
                                 approximately 95.2879952181% concurrently as
                                 follows: (i) approximately 32.3351473351% to
                                 the Class 2-A-1 Certificates, until their class
                                 balance has been reduced to zero; and (ii)
                                 approximately 67.6648526649% to the Class 2-A-2
                                 and Class 2-A-3 Certificates, pro rata, until
                                 their class balances have been reduced to zero;
                                 and (y) 4.7120047819% to the 2-A-4 Certificates
                                 until their class balance has been reduced to
                                 zero. The Senior Principal Distribution Amount
                                 for Loan Group 3 will generally be allocated to
                                 the Class 3-A-1 and Class 3-A-2 Certificates,
                                 pro rata, until their class balances have been
                                 reduced to zero. The Senior Principal
                                 Distribution Amount for Loan Group 4 will
                                 generally be allocated, concurrently, (x)
                                 approximately 95.2885488154%, sequentially, to
                                 the Class 4-A-1 Certificates and the Class
                                 4-A-2 Certificates, in that order, until their
                                 class balances have been reduced to zero; and
                                 (y) approximately 4.7114511846% to the Class
                                 4-A-4 Certificates until their class balance
                                 has been reduced to zero. The Subordinate
                                 Principal Distribution Amount will generally be
                                 allocated to the Shifting Interest Subordinate
                                 Certificates on a pro rata basis but will be
                                 distributed sequentially in accordance with
                                 their numerical class designations. All of the
                                 Groups of Shifting Interest Senior Certificates
                                 are cross-collateralized. This means that after
                                 the class balances of the Shifting Interest
                                 Class A Certificates of a Group have been
                                 reduced to zero, certain amounts otherwise
                                 payable to the Shifting Interest Subordinate
                                 Certificates may be paid to the Shifting
                                 Interest Class A Certificates of one or more of
                                 the other Groups. (Please see the "Preliminary
                                 Priority of Distributions" section below and
                                 "Description of the Certificates -- Cross
                                 Collateralization" in the Disclosure
                                 Supplement.)

BANC OF AMERICA SECURITIES LLC                                                14

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Shifting Interest in             Additional credit enhancement is provided by
Prepayments:                     the allocation, subject to certain exceptions,
                                 of all principal prepayments and certain
                                 liquidation proceeds on the mortgage loans in a
                                 loan group to reduce the aggregate class
                                 balance of the Shifting Interest Class A
                                 Certificates of the related group during the
                                 first seven years after the closing date. In
                                 addition, a reduced, but still
                                 disproportionately large, allocation of these
                                 principal collections will be distributed to
                                 reduce the aggregate class balance of those
                                 Class A Certificates during the eighth through
                                 eleventh years following the closing date. The
                                 disproportionate allocation of prepayments and
                                 certain liquidation proceeds on the mortgage
                                 loans in a loan group will accelerate the
                                 amortization of the related Shifting Interest
                                 Class A Certificates relative to the
                                 amortization of the Shifting Interest
                                 Subordinate Certificates. As a result, it is
                                 more likely that the credit support percentage
                                 for the Shifting Interest Class A Certificates
                                 of a group will be maintained and may be
                                 increased during the first eleven years.
                                 (Please see the "Senior Prepayment Percentage"
                                 section below.)

Interest Accrual:                Interest will accrue on the Offered
                                 Certificates during each one-month period
                                 ending on the last day of the month preceding
                                 the month in which each Distribution Date
                                 occurs. The initial interest accrual period
                                 will be deemed to have commenced on September
                                 1, 2006. Interest that accrues on each class of
                                 Offered Certificates during an interest accrual
                                 period will be calculated on the assumption
                                 that distributions that reduce the class
                                 balance thereof on the Distribution Date in
                                 that interest accrual period are made on the
                                 first day of the interest accrual period.
                                 Interest will be calculated on the basis of a
                                 360-day year consisting of twelve 30-day
                                 months.

                                      The amount of interest that will accrue on
                                 your Certificates during each interest accrual
                                 period is equal to:

                                      (a) one-twelfth of the pass-through rate
                                 for your class multiplied by the class balance
                                 of your Certificate on the Distribution Date,
                                 minus

                                      (b) the amount allocated to your class of
                                 certain interest shortfalls arising from the
                                 timing of prepayments on the Shifting Interest
                                 Mortgage Loans, interest limitations applicable
                                 to certain military or similar personnel and
                                 interest losses allocated to your class. (See
                                 the Disclosure Supplement for a more detailed
                                 description.)

BANC OF AMERICA SECURITIES LLC                                                15

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Servicing Fee:                   The Servicing Fees with respect to the Trust
                                 are payable out of the interest payments
                                 received on each Mortgage Loan. The Servicing
                                 Fees will accrue on the Stated Principal
                                 Balance of each Shifting Interest Mortgage Loan
                                 at a rate (the "Servicing Fee Rate") equal to
                                 either (i)_0.375% per annum (with respect to
                                 approximately 54.3852% of the Group 1 Mortgage
                                 Loans) or (ii) 0.25% per annum (with respect to
                                 the remaining Shifting Interest Mortgage
                                 Loans).

Compensating Interest:           The aggregate Servicing Fee payable to the
                                 Servicers for any month will be reduced by an
                                 amount equal to the lesser of (i) the
                                 prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of
                                 0.2500% of the aggregate Stated Principal
                                 Balance of the Shifting Interest Mortgage Loans
                                 on the due date in the month preceding the
                                 month of such Distribution Date. Such amounts
                                 will be used to cover full or partial
                                 prepayment interest shortfalls, if any, on the
                                 related Shifting Interest Mortgage Loans.

Net Mortgage Interest Rate:      As to any Shifting Interest Mortgage Loan and
                                 Distribution Date, the excess of its mortgage
                                 interest rate over the Servicing Fee Rate.

BANC OF AMERICA SECURITIES LLC                                                16

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Pool Distribution Amount:        The Pool Distribution Amount for each Shifting
                                 Interest Loan Group with respect to any
                                 Distribution Date will be equal to the sum of
                                 (i) all scheduled installments of interest (net
                                 of the related Servicing Fee) and principal due
                                 on the Shifting Interest Mortgage Loans in such
                                 Loan Group on the due date in the month in
                                 which such Distribution Date occurs and
                                 received prior to the related Determination
                                 Date, together with any advances in respect
                                 thereof or any compensating interest allocable
                                 to the Shifting Interest Mortgage Loans in such
                                 Loan Group; (ii) all proceeds of any primary
                                 mortgage guaranty insurance policies and any
                                 other insurance policies with respect to the
                                 Shifting Interest Mortgage Loans in such Loan
                                 Group, to the extent such proceeds are not
                                 applied to the restoration of the related
                                 mortgaged property or released to the mortgagor
                                 in accordance with the applicable Servicer's
                                 normal servicing procedures, and all other cash
                                 amounts received and retained in connection
                                 with the liquidation of defaulted Shifting
                                 Interest Mortgage Loans in such Loan Group, by
                                 foreclosure or otherwise, during the calendar
                                 month preceding the month of such Distribution
                                 Date (in each case, net of unreimbursed
                                 expenses incurred in connection with a
                                 liquidation or foreclosure and unreimbursed
                                 advances, if any); (iii) all partial or full
                                 prepayments received on the Shifting Interest
                                 Mortgage Loans in such Loan Group during the
                                 calendar month preceding the month of such
                                 Distribution Date; (iv) any substitution
                                 adjustment payments or purchase prices in
                                 connection with any defective Shifting Interest
                                 Mortgage Loan in such Loan Group received with
                                 respect to such Distribution Date or amounts
                                 received in connection with the optional
                                 termination of the Trust as of such
                                 Distribution Date, reduced by amounts in
                                 reimbursement for advances previously made and
                                 other amounts as to which the applicable
                                 Servicer is entitled to be reimbursed pursuant
                                 to the Pooling Agreement; and (v) any amounts
                                 required to be paid by the Originators or the
                                 Sponsor to the issuing entity during the prior
                                 calendar month with respect to the Shifting
                                 Interest Mortgage Loans in such Loan Group as a
                                 result of a breach of certain representations
                                 and warranties regarding compliance with
                                 predatory or abusive lending laws (the
                                 "Reimbursement Amount"), net of any portion
                                 thereof used to reimburse any class of Shifting
                                 Interest Certificates that previously bore a
                                 loss as a result of such breach.

                                 The Pool Distribution Amounts will not include
                                 any profit received by the applicable Servicer
                                 on the foreclosure of a Shifting Interest
                                 Mortgage Loan. Such amounts, if any, will be
                                 retained by such Servicer as additional
                                 servicing compensation.

Senior Percentage:               The Senior Percentage for a Shifting Interest
                                 Loan Group on any Distribution Date will equal
                                 (i) the aggregate class balance of the Shifting
                                 Interest Class A Certificates of the related
                                 Group immediately prior to such date, divided
                                 by (ii) the aggregate principal balance of such
                                 Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Shifting
                                 Interest Loan Group for any Distribution Date
                                 will equal 100% minus the Senior Percentage for
                                 such Loan Group for such date.

BANC OF AMERICA SECURITIES LLC                                                17

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Shifting Interest Loan Group for any
                                 Distribution Date will equal 100% minus the
                                 Senior Prepayment Percentage for such Loan
                                 Group for such date.

                          PRELIMINARY SUMMARY OF TERMS

Senior Prepayment                For the following Distribution Dates, will be
Percentage:                      as follows:

                                 Distribution Date                     Senior Prepayment Percentage
                                 ------------------                    ----------------------------

                                 October 2006 through September 2013   100%;
                                 October 2013 through September 2014   the applicable Senior Percentage plus, 70% of the
                                                                       the applicable Subordinate Percentage;
                                 October 2014 through September 2015   the applicable Senior Percentage plus, 60% of the
                                                                       the applicable Subordinate Percentage;
                                 October 2015 through September 2016   the applicable Senior Percentage plus, 40% of the
                                                                       the applicable Subordinate Percentage;
                                 October 2016 through September 2017   the applicable Senior Percentage plus, 20% of the
                                                                       the applicable Subordinate Percentage;
                                 October 2017 and thereafter           the applicable Senior Percentage;

BANC OF AMERICA SECURITIES LLC                                                18

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                                 provided, however,

                                 (i)   if on any Distribution Date the sum of
                                       the class balances of the Shifting
                                       Interest Class A Certificates divided by
                                       the aggregate principal balance of the
                                       Shifting Interest Mortgage Pool (the
                                       "Total Senior Percentage") exceeds such
                                       percentage calculated as of the Closing
                                       Date, then the Senior Prepayment
                                       Percentage for each Shifting Interest
                                       Loan Group for such Distribution Date
                                       will equal 100%,

                                 (ii)  if on any Distribution Date prior to the
                                       October 2009 Distribution Date, prior to
                                       giving effect to any distributions, the
                                       percentage equal to the aggregate class
                                       balance of the Shifting Interest
                                       Subordinate Certificates divided by the
                                       aggregate principal balance of the
                                       Shifting Interest Mortgage Pool (the
                                       "Total Subordinate Percentage") is
                                       greater than or equal to twice such
                                       percentage calculated as of the Closing
                                       Date, then the Senior Prepayment
                                       Percentage for each Shifting Interest
                                       Loan Group for that Distribution Date
                                       will equal the applicable Senior
                                       Percentage for each Shifting Interest
                                       Loan Group plus 50% of the Subordinate
                                       Percentage for such Shifting Interest
                                       Loan Group, and

                                 (iii) if on any Distribution Date on or after
                                       the October 2009 Distribution Date, prior
                                       to giving effect to any distributions,
                                       the Total Subordinate Percentage is
                                       greater than or equal to twice such
                                       percentage calculated as of the Closing
                                       Date, then the Senior Prepayment
                                       Percentage for each Shifting Interest
                                       Loan Group for that Distribution Date
                                       will equal the Senior Percentage for such
                                       Shifting Interest Loan Group.

                                 No decrease will occur if certain delinquency
                                 and loss tests are not met. For a more complete
                                 description, please see the Disclosure
                                 Supplement.

                          PRELIMINARY SUMMARY OF TERMS

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Shifting Interest Loan Group will equal
                                 the sum of (a) all monthly payments of
                                 principal due on each Mortgage Loan in such
                                 Loan Group on the related due date, (b) the
                                 principal portion of the purchase price (net of
                                 unreimbursed advances and other amounts as to
                                 which the applicable Servicer is entitled to be
                                 reimbursed pursuant to the Pooling Agreement)
                                 of each Mortgage Loan in such Loan Group that
                                 was repurchased and received during the
                                 calendar month preceding the month of that
                                 Distribution Date, (c) any substitution
                                 adjustment payments (net of unreimbursed
                                 advances and other amounts as to which the
                                 applicable Servicer is entitled to be
                                 reimbursed pursuant to the Pooling Agreement)
                                 in connection with any defective Mortgage Loan
                                 in such Loan Group received during the calendar
                                 month preceding the month of that Distribution
                                 Date, (d) any liquidation proceeds (net of
                                 unreimbursed expenses and unreimbursed
                                 advances, if any) allocable to recoveries of
                                 principal of any Mortgage Loans in such Loan
                                 Group that are not yet liquidated Mortgage
                                 Loans received during

BANC OF AMERICA SECURITIES LLC                                                19

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                                 the calendar month preceding the month of such
                                 Distribution Date, (e) with respect to each
                                 Mortgage Loan in such Loan Group that became a
                                 liquidated Mortgage Loan during the calendar
                                 month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds (other
                                 than any foreclosure profits net of
                                 unreimbursed expenses and unreimbursed
                                 advances, if any) allocable to principal
                                 received with respect to such Mortgage Loan
                                 during the calendar month preceding the month
                                 of such Distribution Date and (f) all full and
                                 partial principal prepayments on any Mortgage
                                 Loans in such Loan Group received during the
                                 calendar month preceding the month of such
                                 Distribution Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Shifting Interest Loan Group for any
                                 Distribution Date will equal the sum of (i) the
                                 Senior Percentage for such Loan Group of all
                                 amounts described in clauses (a) through (d) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date and (ii)
                                 the Senior Prepayment Percentage of the amounts
                                 described in clauses (e) and (f) of the
                                 definition of "Principal Amount" for such Loan
                                 Group and such Distribution Date.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Shifting Interest Loan Group for any
                                 Distribution Date will equal the sum of (i) the
                                 Subordinate Percentage for such Loan Group of
                                 the amounts described in clauses (a) through
                                 (d) of the definition of "Principal Amount" for
                                 such Loan Group and such Distribution Date and
                                 (ii) the Subordinate Prepayment Percentage for
                                 such Loan Group of the amounts described in
                                 clauses (e) and (f) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date. See the Disclosure
                                 Supplement for the allocation of the
                                 Subordinate Principal Amount among the Shifting
                                 Interest Subordinate Certificates.

BANC OF AMERICA SECURITIES LLC                                                20

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                          PRELIMINARY SUMMARY OF TERMS

Fractional Interest:             With respect to any Distribution Date and each
                                 class of Shifting Interest Class B
                                 Certificates, in connection with the allocation
                                 of the Subordinate Principal Distribution
                                 Amount among the Shifting Interest Class B
                                 Certificates, will equal (i) the aggregate of
                                 the class balances immediately prior to such
                                 Distribution Date of all classes of Shifting
                                 Interest Class B Certificates, that have higher
                                 numerical class designations than such class,
                                 divided by (ii) the Stated Principal Balances
                                 of the Shifting Interest Mortgage Loans
                                 outstanding on the Due Date in the month
                                 preceding the month of such Distribution Date.

                                 The approximate Fractional Interests for the
                                 Shifting Interest Subordinate Certificates on
                                 the Closing Date are expected to be as follows:

                                 Class B-1..............................   2.00%
                                 Class B-2..............................   1.25%
                                 Class B-3..............................   0.80%
                                 Class B-4..............................   0.50%
                                 Class B-5..............................   0.25%
                                 Class B-6..............................   0.00%

BANC OF AMERICA SECURITIES LLC                                                21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
BAFC 2006-H   $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES
--------------------------------------------------------------------------------

                           PRELIMINARY CREDIT SUPPORT

The Shifting Interest Class B Certificates provide credit support for the
Shifting Interest Class A Certificates. In addition, under certain circumstances principal otherwise payable to the Shifting Interest Class B Certificates will be paid to the Shifting Interest Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Shifting Interest
Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Shifting
Interest Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Shifting Interest Class A Certificates relative to the amortization of the
Shifting Interest Subordinate Certificates. As a result, the credit support percentage for the Shifting Interest Class A Certificates should be maintained and may be increased during the first eleven years.

             SUBORDINATION OF SHIFTING INTEREST CLASS B CERTIFICATES

                      | --------------------------------/|\
                      |              Class A             |
                      |      Credit Support (4.50%)      |
                      | -------------------------------- |
                      |             Class B-1            |
                      |      Credit Support (2.00%)      |
                      | -------------------------------- |
                      |             Class B-2            |
                      |      Credit Support (1.25%)      |
                      | -------------------------------- |  Order of
          Priority of |             Class B-3            |    Loss
            Payment   |      Credit Support (0.80%)      | Allocation
                      | -------------------------------- |
                      |             Class B-4            |
                      |      Credit Support (0.50%)      |
                      | -------------------------------- |
                      |             Class B-5            |
                      |      Credit Support (0.25%)      |
                      | -------------------------------- |
                      |             Class B-6            |
                      |      Credit Support (0.00%)      |
                     \|/-------------------------------- |

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS

Distributions to the Shifting Interest Class A Certificates in a group will be made from the Pool Distribution Amount for the related Loan Group and to the
Shifting Interest Class B Certificates will be made from the aggregate of the
Pool Distribution Amounts on each Distribution Date, in the following order of priority:

                      PRELIMINARY PRIORITY OF DISTRIBUTIONS

-------------------------------------------------------------------------------
      First, to the Shifting Interest Class A Certificates to pay Interest;
-------------------------------------------------------------------------------
                                        |
                                       \|/
-------------------------------------------------------------------------------
     Second, to the Shifting Interest Class A Certificates to pay Principal;
-------------------------------------------------------------------------------
                                        |
                                       \|/
-------------------------------------------------------------------------------
       Third, sequentially, to each class of Shifting Interest Subordinate
Certificates to pay Interest and then Principal in the order of numerical class designations, beginning with Class B-1 Certificates; and
-------------------------------------------------------------------------------
                                        |
                                       \|/
-------------------------------------------------------------------------------
         Fourth, to the Class 1-A-R Certificate, any remaining amounts.
-------------------------------------------------------------------------------

For a copy of the Base Prospectus or a more detailed description of the
Transaction Parties, Risk Factors, or other salient deal features please see the
Disclosure Supplement.

BANC OF AMERICA SECURITIES LLC                                                22

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                        [Banc of America Securities LOGO]

--------------------------------------------------------------------------------

                 MBS NEW ISSUE TERM SHEET - COLLATERAL APPENDIX

                       BANC OF AMERICA FUNDING CORPORATION
                                    DEPOSITOR

                      BANC OF AMERICA FUNDING 2006-H TRUST
                                 ISSUING ENTITY

                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-H
            $613,137,000 (APPROXIMATE) SHIFTING INTEREST CERTIFICATES

                                SEPTEMBER 6, 2006

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

                           GROUP 1 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 1 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for approximately the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 79.31% of the Group 1 Mortgage Loans require only the payment of interest until the 37th, 61st or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and
One-Year LIBOR will adjust to that index plus a certain number of basis points
(the "Gross Margin"). The One-Year CMT index will be the weekly average yield on
United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve
Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
11.250% to 12.625%. The effective minimum interest rate for substantially all of the Group 1 Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Group 1 Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                            COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                            ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                     $55,100,699

TOTAL NUMBER OF LOANS                                                       93

AVERAGE LOAN PRINCIPAL BALANCE                                        $592,481   $259,600 to $2,250,000

WA GROSS COUPON                                                          5.982%         5.250% to 6.625%

WA FICO                                                                    731               641 to 815

WA ORIGINAL TERM                                                    361 months        360 to 480 months

WA REMAINING TERM                                                   354 months        341 to 478 months

WA OLTV                                                                  70.10%         23.81% to 80.00%

WA DTI                                                                   36.91%          4.31% to 61.70%

WA MONTHS TO FIRST RATE ADJUSTMENT DATE                              29 months          17 to 36 months

WA GROSS MARGIN                                                          2.463%         2.250% to 2.750%

WA RATE CEILING                                                         11.982%       11.250% to 12.625%

GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES            CA           34.48%
   (TOP 5 STATES) BASED ON THE AGGREGATE STATED PRINCIPAL   FL           17.75%
   BALANCE                                                  SC           10.88%
                                                            VA            5.23%
                                                            NC            4.18%

PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                      0.00%

PERCENTAGE OF BUYDOWN LOANS                                               0.00%

BANC OF AMERICA SECURITIES LLC                                                 2

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 1 MORTGAGE LOANS (1)

                                                            PERCENT OF
                          NUMBER OF       AGGREGATE       AGGREGATE CUT-        AVERAGE           WEIGHTED          WEIGHTED
                           MORTGAGE        CUT-OFF         OFF PRINCIPAL   CUT-OFF PRINCIPAL   AVERAGE CREDIT   AVERAGE ORIGINAL
OCCUPANCY                   LOANS     PRINCIPAL BALANCE       BALANCE           BALANCE             SCORE              LTV
--------------------------------------------------------------------------------------------------------------------------------

Primary Residence             76        $43,858,014.69         79.60%         $577,079.14            734              69.40%
Second Home                    8          7,280,902.27         13.21           910,112.78            730              71.99
Investor Property              9          3,961,781.86          7.19           440,197.98            705              74.48
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        93        $55,100,698.82        100.00%         $592,480.63            731              70.10%
================================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 1 MORTGAGE LOANS

                                                            PERCENT OF       AVERAGE
                          NUMBER OF       AGGREGATE       AGGREGATE CUT-     CUT-OFF        WEIGHTED        WEIGHTED
                           MORTGAGE   CUT-OFF PRINCIPAL    OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT     AVERAGE
     PROPERTY TYPE          LOANS          BALANCE            BALANCE        BALANCE          SCORE       ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------

Single Family Residence       58        $33,742,237.80         61.24%      $581,762.72         732            66.75%
Condominium                   17         11,413,323.41         20.71        671,371.97         738            75.66
PUD                           13          7,353,769.11         13.35        565,674.55         720            74.49
2-Family                       4          2,120,168.50          3.85        530,042.13         718            76.18
Townhouse                      1            471,200.00          0.86        471,200.00         757            80.00
----------------------------------------------------------------------------------------------------------------------
TOTAL:                        93        $55,100,698.82        100.00%      $592,480.63         731            70.10%
======================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 1 MORTGAGE LOANS

                                         AGGREGATE       PERCENT OF         AVERAGE
                          NUMBER OF       CUT-OFF      AGGREGATE CUT-       CUT-OFF         WEIGHTED        WEIGHTED
                           MORTGAGE      PRINCIPAL      OFF PRINCIPAL      PRINCIPAL     AVERAGE CREDIT      AVERAGE
        PURPOSE             LOANS         BALANCE          BALANCE          BALANCE           SCORE       ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------

Purchase                      58      $34,224,658.71        62.11%        $590,080.32          733             75.13%
Refinance-Cashout             22       12,881,380.26        23.38          585,517.28          734             59.47
Refinance-Rate/Term           13        7,994,659.85        14.51          614,973.83          719             65.75
----------------------------------------------------------------------------------------------------------------------
TOTAL:                        93      $55,100,698.82       100.00%        $592,480.63          731             70.10%
======================================================================================================================

BANC OF AMERICA SECURITIES LLC                                                 3

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 1 MORTGAGE
                                    LOANS (1)

                                                                   PERCENT OF       AVERAGE
                                 NUMBER OF       AGGREGATE       AGGREGATE CUT-     CUT-OFF        WEIGHTED        WEIGHTED
                                  MORTGAGE   CUT-OFF PRINCIPAL    OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
       GEOGRAPHIC AREA             LOANS          BALANCE            BALANCE        BALANCE          SCORE       ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------------------

Arizona                               1        $   600,000.00          1.09%      $600,000.00         725            69.77%
California                           36         18,996,457.36         34.48        527,679.37         732            70.85
Colorado                              3          1,299,642.69          2.36        433,214.23         715            76.73
Connecticut                           1            900,000.00          1.63        900,000.00         731            62.07
Florida                              14          9,781,055.59         17.75        698,646.83         739            72.46
Hawaii                                2          1,259,200.00          2.29        629,600.00         755            59.58
Illinois                              4          1,975,060.44          3.58        493,765.11         687            67.00
Massachusetts                         1            910,542.66          1.65        910,542.66         815            70.00
Maryland                              4          1,449,025.61          2.63        362,256.40         696            73.92
Minnesota                             2          1,095,500.00          1.99        547,750.00         762            73.32
North Carolina                        3          2,303,953.36          4.18        767,984.45         727            52.86
New Jersey                            1            451,585.25          0.82        451,585.25         703            70.00
Nevada                                3          1,368,962.23          2.48        456,320.74         714            75.69
New York                              1            538,968.50          0.98        538,968.50         682            80.00
Oregon                                2          1,429,460.20          2.59        714,730.10         717            57.31
South Carolina                        8          5,996,000.00         10.88        749,500.00         719            73.22
Tennessee                             1            471,200.00          0.86        471,200.00         742            80.00
Texas                                 3          1,394,183.68          2.53        464,727.89         711            75.87
Virginia                              3          2,879,901.25          5.23        959,967.08         771            65.14
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                               93        $55,100,698.82        100.00%      $592,480.63         731            70.10%
=============================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 4.08% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC                                                 4

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 1 MORTGAGE LOANS (1)

                                                AGGREGATE       PERCENT OF        AVERAGE
                                 NUMBER OF       CUT-OFF      AGGREGATE CUT-      CUT-OFF         WEIGHTED        WEIGHTED
     CURRENT MORTGAGE LOAN        MORTGAGE      PRINCIPAL      OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT      AVERAGE
    PRINCIPAL BALANCES ($)         LOANS         BALANCE          BALANCE         BALANCE           SCORE       ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------

250,000.01 - 300,000.00               2      $   539,555.00         0.98%      $  269,777.50         751            73.08%
300,000.01 - 350,000.00               5        1,644,289.01         2.98          328,857.80         738            80.00
350,000.01 - 400,000.00               9        3,422,650.06         6.21          380,294.45         726            74.84
400,000.01 - 450,000.00               8        3,384,940.67         6.14          423,117.58         723            74.75
450,000.01 - 500,000.00              24       11,507,241.05        20.88          479,468.38         727            71.48
500,000.01 - 550,000.00               9        4,770,040.82         8.66          530,004.54         713            71.87
550,000.01 - 600,000.00              11        6,395,928.49        11.61          581,448.04         705            75.96
600,000.01 - 650,000.00               4        2,524,488.74         4.58          631,122.19         720            73.96
650,000.01 - 700,000.00               2        1,325,000.00         2.40          662,500.00         710            66.44
700,000.01 - 750,000.00               4        2,924,607.85         5.31          731,151.96         772            72.73
750,000.01 - 800,000.00               3        2,333,200.00         4.23          777,733.33         735            73.65
800,000.01 - 850,000.00               1          831,107.94         1.51          831,107.94         751            64.46
850,000.01 - 900,000.00               3        2,644,000.00         4.80          881,333.33         758            61.87
900,000.01 - 950,000.00               2        1,860,542.66         3.38          930,271.33         768            60.34
950,000.01 - 1,000,000.00             1          999,999.00         1.81          999,999.00         685            23.81
1,000,000.01 - 1,500,000.00           3        3,743,107.53         6.79        1,247,702.51         745            61.69
1,500,000.01 - 2,000,000.00           1        2,000,000.00         3.63        2,000,000.00         795            59.65
2,000,000.01 - 2,500,000.00           1        2,250,000.00         4.08        2,250,000.00         711            75.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                               93      $55,100,698.82       100.00%      $  592,480.63         731            70.10%
============================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 1 Mortgage Loans is expected to be approximately $592,481.

BANC OF AMERICA SECURITIES LLC                                                 5

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 1 MORTGAGE LOANS (1)

                                                AGGREGATE       PERCENT OF        AVERAGE
                                 NUMBER OF       CUT-OFF      AGGREGATE CUT-      CUT-OFF         WEIGHTED        WEIGHTED
       ORIGINAL LOAN-TO-          MORTGAGE      PRINCIPAL      OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT      AVERAGE
       VALUE RATIOS (%)            LOANS         BALANCE          BALANCE         BALANCE           SCORE       ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------

20.01 - 25.00                         1      $   999,999.00         1.81%      $  999,999.00         685           23.81%
25.01 - 30.00                         1          500,000.00         0.91          500,000.00         757           28.57
30.01 - 35.00                         1          506,105.28         0.92          506,105.28         666           30.06
35.01 - 40.00                         1        1,309,107.53         2.38        1,309,107.53         772           38.76
40.01 - 45.00                         1          864,000.00         1.57          864,000.00         766           43.20
50.01 - 55.00                         2        1,350,000.00         2.45          675,000.00         731           50.82
55.01 - 60.00                         4        3,615,723.31         6.56          903,930.83         765           59.07
60.01 - 65.00                        10        6,244,297.97        11.33          624,429.80         745           63.23
65.01 - 70.00                        11        6,872,783.61        12.47          624,798.51         719           69.39
70.01 - 75.00                        10        6,981,927.63        12.67          698,192.76         712           73.58
75.01 - 80.00                        51       25,856,754.49        46.93          506,995.19         731           79.43
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                               93      $55,100,698.82       100.00%      $  592,480.63         731           70.10%
============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately
     70.10%.

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 1 MORTGAGE LOANS (1)

                                                AGGREGATE       PERCENT OF       AVERAGE
                                 NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF        WEIGHTED        WEIGHTED
       CURRENT MORTGAGE           MORTGAGE      PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT      AVERAGE
      INTEREST RATES (%)           LOANS         BALANCE          BALANCE        BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

5.001 - 5.250                         2      $ 1,338,000.00         2.43%      $669,000.00         758            78.06%
5.251 - 5.500                         2          872,000.00         1.58        436,000.00         699            69.42
5.501 - 5.750                        49       26,243,957.15        47.63        535,590.96         731            68.93
5.751 - 6.000                         6        3,256,279.64         5.91        542,713.27         741            68.31
6.001 - 6.250                        15       10,007,906.22        18.16        667,193.75         749            68.65
6.251 - 6.500                        18       12,882,980.00        23.38        715,721.11         717            72.95
6.501 - 6.750                         1          499,575.81         0.91        499,575.81         685            79.37
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                               93      $55,100,698.82       100.00%      $592,480.63         731            70.10%
==========================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.982% per annum.

BANC OF AMERICA SECURITIES LLC                                                 6

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

                 GROSS MARGINS OF THE GROUP 1 MORTGAGE LOANS (1)

                                   AGGREGATE       PERCENT OF       AVERAGE
                    NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                          WEIGHTED
                    MORTGAGE       PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE     AVERAGE
 GROSS MARGIN (%)     LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

2.250                   48      $31,586,797.61        57.33%      $658,058.28          733             71.56%
2.750                   45       23,513,901.21        42.67        522,531.14          728             68.15
---------------------------------------------------------------------------------------------------------------
TOTAL:                  93      $55,100,698.82       100.00%      $592,480.63          731             70.10%
===============================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 1
     Mortgage Loans is expected to be approximately 2.463% per annum.

                 RATE CEILINGS OF THE GROUP 1 MORTGAGE LOANS (1)

                                   AGGREGATE       PERCENT OF       AVERAGE
                    NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                          WEIGHTED
                    MORTGAGE       PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE     AVERAGE
RATE CEILINGS (%)     LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

11.001 - 11.250          2      $ 1,338,000.00         2.43%      $669,000.00          758             78.06%
11.251 - 11.500          2          872,000.00         1.58        436,000.00          699             69.42
11.501 - 11.750         49       26,243,957.15        47.63        535,590.96          731             68.93
11.751 - 12.000          6        3,256,279.64         5.91        542,713.27          741             68.31
12.001 - 12.250         15       10,007,906.22        18.16        667,193.75          749             68.65
12.251 - 12.500         18       12,882,980.00        23.38        715,721.11          717             72.95
12.501 - 12.750          1          499,575.81         0.91        499,575.81          685             79.37
---------------------------------------------------------------------------------------------------------------
TOTAL:                  93      $55,100,698.82       100.00%      $592,480.63          731             70.10%
===============================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 11.982% per annum.

BANC OF AMERICA SECURITIES LLC                                                 7

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 1 MORTGAGE LOANS (1)

                                   AGGREGATE       PERCENT OF       AVERAGE
                    NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                          WEIGHTED
    FIRST RATE      MORTGAGE       PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE     AVERAGE
 ADJUSTMENT DATE      LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

February 1, 2008         1      $   313,370.82         0.57%      $  313,370.82        750             80.00%
March 1, 2008            2        1,029,442.53         1.87          514,721.27        710             66.97
April 1, 2008            2        1,076,818.47         1.95          538,409.24        685             72.27
June 1, 2008             3        1,351,355.27         2.45          450,451.76        708             73.37
July 1, 2008             5        2,125,391.58         3.86          425,078.32        721             72.50
August 1, 2008           4        1,658,491.88         3.01          414,622.97        728             72.82
September 1, 2008        4        2,019,027.16         3.66          504,756.79        721             80.00
November 1, 2008        13        9,154,221.69        16.61          704,170.90        744             63.99
December 1, 2008         9        4,572,777.32         8.30          508,086.37        739             69.64
January 1, 2009          4        1,833,155.00         3.33          458,288.75        749             60.83
February 1, 2009         3        2,359,891.23         4.28          786,630.41        717             53.73
March 1, 2009            1          496,903.68         0.90          496,903.68        679             71.43
May 1, 2009              6        5,049,417.00         9.16          841,569.50        722             70.81
June 1, 2009            10        5,918,154.61        10.74          591,815.46        739             70.89
July 1, 2009            17       10,918,600.58        19.82          642,270.62        725             73.82
August 1, 2009           8        4,139,680.00         7.51          517,460.00        742             74.32
September 1, 2009        1        1,084,000.00         1.97        1,084,000.00        762             80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                  93      $55,100,698.82       100.00%      $  592,480.63        731             70.10%
===============================================================================================================

(1)  As of the Cut-off Date, the weighted average to First Adjustment Date for the Group Mortgage Loans is expected to be approximately 29 months.

                REMAINING TERMS OF THE GROUP 1 MORTGAGE LOANS (1)

                                   AGGREGATE       PERCENT OF       AVERAGE
                    NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                          WEIGHTED
 REMAINING TERM     MORTGAGE       PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE     AVERAGE
    (MONTHS)          LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

341 - 360               92      $54,601,123.01        99.09%      $593,490.47          731             70.02%
over 361                 1          499,575.81         0.91        499,575.81          685             79.37
---------------------------------------------------------------------------------------------------------------
TOTAL:                  93      $55,100,698.82       100.00%      $592,480.63          731             70.10%
===============================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 1 Mortgage Loans is expected to be approximately 354 months.

BANC OF AMERICA SECURITIES LLC                                                 8

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

                                   AGGREGATE       PERCENT OF       AVERAGE
                    NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                          WEIGHTED
                    MORTGAGE       PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE     AVERAGE
  CREDIT SCORES       LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

801 - 850                3      $ 1,960,542.66         3.56%      $653,514.22          810             68.33%
751 - 800               29       18,821,482.27        34.16        649,016.63          770             67.65
701 - 750               33       19,629,138.33        35.62        594,822.37          726             72.85
651 - 700               24       12,737,961.17        23.12        530,748.38          682             68.82
601 - 650                4        1,951,574.39         3.54        487,893.60          645             76.27
---------------------------------------------------------------------------------------------------------------
TOTAL:                  93      $55,100,698.82       100.00%      $592,480.63          731             70.10%
===============================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

BANC OF AMERICA SECURITIES LLC                                                 9

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 1 MORTGAGE LOANS (1)

                                   AGGREGATE       PERCENT OF        AVERAGE                         WEIGHTED
                    NUMBER OF       CUT-OFF      AGGREGATE CUT-      CUT-OFF                          AVERAGE
ORIGINAL DEBT-TO-   MORTGAGE       PRINCIPAL      OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE   ORIGINAL
INCOME RATIOS (%)     LOANS         BALANCE          BALANCE         BALANCE        CREDIT SCORE        LTV
-------------------------------------------------------------------------------------------------------------

1.01 - 5.00             1       $   900,000.00         1.63%      $  900,000.00          731          62.07%
5.01 - 10.00            1           500,000.00         0.91          500,000.00          810          70.92
10.01 - 15.00           2         1,073,274.07         1.95          536,637.04          722          71.09
15.01 - 20.00           4         2,320,466.45         4.21          580,116.61          732          65.60
20.01 - 25.00           4         2,659,891.88         4.83          664,972.97          754          71.86
25.01 - 30.00          12         5,843,996.74        10.61          486,999.73          724          61.40
30.01 - 35.00          10         5,498,371.76         9.98          549,837.18          728          72.64
35.01 - 40.00          20        13,458,263.65        24.42          672,913.18          729          73.10
40.01 - 45.00          17        11,076,427.14        20.10          651,554.54          745          67.54
45.01 - 50.00          15         7,149,843.15        12.98          476,656.21          715          73.68
50.01 - 55.00           4         2,124,163.98         3.86          531,041.00          742          78.74
55.01 - 60.00           1           486,000.00         0.88          486,000.00          752          67.31
60.01 - 65.00           2         2,010,000.00         3.65        1,005,000.00          693          67.14
-------------------------------------------------------------------------------------------------------------
TOTAL:                 93       $55,100,698.82       100.00%      $  592,480.63          731          70.10%
=============================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 1 Mortgage Loans is expected to be approximately 36.91%.

BANC OF AMERICA SECURITIES LLC                                                10

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 1 MORTGAGE LOANS (1)

                                   AGGREGATE       PERCENT OF       AVERAGE                        WEIGHTED
                    NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                         AVERAGE
  MONTHS SINCE      MORTGAGE       PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
   ORIGINATION        LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE        LTV
-----------------------------------------------------------------------------------------------------------

1 - 6                   42      $27,109,852.19        49.20%      $645,472.67          732          72.94%
7 - 12                  30       18,416,948.92        33.42        613,898.30          738          63.96
13 - 18                 18        8,231,084.36        14.94        457,282.46          716          74.52
19 - 24                  3        1,342,813.35         2.44        447,604.45          719          70.01
-----------------------------------------------------------------------------------------------------------
TOTAL:                  93      $55,100,698.82       100.00%      $592,480.63          731          70.10%
===========================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 1 Mortgage Loans is expected to be approximately 8 months.

BANC OF AMERICA SECURITIES LLC                                                11

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

                           GROUP 2 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 2 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for approximately the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 70.81% of the Group 2 Mortgage Loans require only the payment of interest until the 48th, 61st, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT or
One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal
Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market as published in The Wall Street Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from
9.625% to 12.500%. The effective minimum interest rate for the Group 2 Mortgage
Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Group 2 Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                                COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                                ------------------   ---------------------

TOTAL OUTSTANDING LOAN BALANCE                                        $339,847,683
TOTAL NUMBER OF LOANS                                                          532
AVERAGE LOAN PRINCIPAL BALANCE                                            $638,811   $110,00 to $2,997,660
WA GROSS COUPON                                                             6.388%        4.625% to 7.250%
WA FICO                                                                        737              642 to 821
WA ORIGINAL TERM                                                        362 months       180 to 480 months
WA REMAINING TERM                                                       360 months       179 to 479 months
WA OLTV                                                                     73.08%        14.93% to 89.90%
WA DTI                                                                      37.79%         5.76% to 86.80%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                  58 months         37 to 61 months
WA GROSS MARGIN                                                             2.254%        2.250% to 2.750%
WA RATE CEILING                                                            11.389%       9.625% to 12.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5   CA                49.61%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE   FL                10.86%
                                                          VA                 4.43%
                                                          IL                 4.42%
                                                          MD                 3.29%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                         0.48%

PERCENTAGE OF BUYDOWN LOANS                                                  0.14%

BANC OF AMERICA SECURITIES LLC                                                12

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 2 MORTGAGE LOANS (1)

                                   AGGREGATE        PERCENT OF       AVERAGE
                    NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF        WEIGHTED          WEIGHTED
                     MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
    OCCUPANCY         LOANS         BALANCE           BALANCE        BALANCE         SCORE              LTV
------------------------------------------------------------------------------------------------------------------

Primary Residence      466      $297,850,098.50        87.64%      $639,163.30         736             73.22%
Second Home             50        35,486,316.22        10.44        709,726.32         741             72.06
Investor Property       16         6,511,268.17         1.92        406,954.26         749             72.21
------------------------------------------------------------------------------------------------------------------
TOTAL:                 532      $339,847,682.89       100.00%      $638,811.43         737             73.08%
==================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 2 MORTGAGE LOANS

                                         AGGREGATE        PERCENT OF       AVERAGE
                          NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF        WEIGHTED        WEIGHTED
                           MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT     AVERAGE
     PROPERTY TYPE          LOANS         BALANCE           BALANCE        BALANCE          SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------

Single Family Residence      315      $208,931,046.92        61.48%      $663,273.16         736           72.25%
PUD                          112        68,086,689.09        20.03        607,916.87         737           74.29
Condominium                   88        51,105,901.65        15.04        580,748.88         740           75.33
2-Family                       6         3,382,495.74         1.00        563,749.29         730           70.73
4-Family                       4         3,342,083.36         0.98        835,520.84         720           70.34
Townhouse                      3         2,545,459.33         0.75        848,486.44         721           65.60
3-Family                       4         2,454,006.80         0.72        613,501.70         786           78.22
--------------------------------------------------------------------------------------------------------------------
TOTAL:                       532      $339,847,682.89       100.00%      $638,811.43         737           73.08%
====================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 2 MORTGAGE LOANS

                                     AGGREGATE        PERCENT OF       AVERAGE
                      NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF        WEIGHTED        WEIGHTED
                       MORTGAGE      PRINCIPAL      OFF PRINCIPAL     PRINCIPAL    AVERAGE CREDIT      AVERAGE
      PURPOSE            LOANS        BALANCE          BALANCE         BALANCE         SCORE        ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------

Purchase                 366      $230,551,255.02        67.84%      $629,921.46         742           75.89%
Refinance-Cashout         93        62,368,755.60        18.35        670,631.78         727           66.01
Refinance-Rate/Term       73        46,927,672.27        13.81        642,844.83         723           68.69
----------------------------------------------------------------------------------------------------------------
TOTAL:                   532      $339,847,682.89       100.00%      $638,811.43         737           73.08%
================================================================================================================

BANC OF AMERICA SECURITIES LLC                                                13

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

          GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE
                           GROUP 2 MORTGAGE LOANS (1)

                                                         PERCENT OF        AVERAGE
                       NUMBER OF       AGGREGATE       AGGREGATE CUT-      CUT-OFF         WEIGHTED        WEIGHTED
                        MORTGAGE   CUT-OFF PRINCIPAL    OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT      AVERAGE
   GEOGRAPHIC AREA       LOANS          BALANCE            BALANCE         BALANCE           SCORE       ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------

Alabama                     2       $  1,246,231.34          0.37%      $  623,115.67         727           80.00%
Arkansas                    1            449,763.29          0.13          449,763.29         758           80.00
Arizona                     7          3,731,062.12          1.10          533,008.87         752           70.10
California                265        168,606,501.36         49.61          636,250.95         738           73.11
Colorado                    8          7,139,086.52          2.10          892,385.82         733           74.25
Connecticut                 5          5,247,766.56          1.54        1,049,553.31         697           69.03
District of Columbia        4          1,808,000.00          0.53          452,000.00         733           77.80
Florida                    60         36,891,092.60         10.86          614,851.54         728           70.78
Georgia                     8          5,320,779.53          1.57          665,097.44         763           77.75
Hawaii                      5          4,216,940.70          1.24          843,388.14         717           75.08
Idaho                       1            650,000.00          0.19          650,000.00         815           78.84
Illinois                   22         15,028,370.40          4.42          683,107.75         738           75.36
Massachusetts              12          6,776,036.43          1.99          564,669.70         746           73.68
Maryland                   20         11,183,975.16          3.29          559,198.76         714           74.57
Michigan                    2          1,172,000.00          0.34          586,000.00         718           76.93
Minnesota                   4          2,642,412.15          0.78          660,603.04         734           79.36
Missouri                    4          2,354,000.00          0.69          588,500.00         750           66.18
North Carolina              6          3,829,638.32          1.13          638,273.05         767           77.20
New Hampshire               1            507,000.00          0.15          507,000.00         689           73.27
New Jersey                  7          4,387,715.02          1.29          626,816.43         745           76.53
New Mexico                  1          2,997,659.71          0.88        2,997,659.71         798           47.62
Nevada                      8          4,308,281.83          1.27          538,535.23         716           76.20
New York                   10          5,841,947.42          1.72          584,194.74         771           69.97
Ohio                        1            600,000.00          0.18          600,000.00         764           66.67
Oregon                      2          1,012,000.00          0.30          506,000.00         743           80.00
Pennsylvania                3          3,442,535.33          1.01        1,147,511.78         724           66.24
Rhode Island                1            257,327.35          0.08          257,327.35         735           75.00
South Carolina              5          2,760,083.09          0.81          552,016.62         752           66.94
Tennessee                   3          2,628,746.88          0.77          876,248.96         777           77.74
Texas                      12          7,250,290.66          2.13          604,190.89         720           74.75
Utah                        3          2,429,961.03          0.72          809,987.01         765           75.12
Virginia                   25         15,039,600.91          4.43          601,584.04         734           75.24
Vermont                     1            400,000.00          0.12          400,000.00         678           32.00
Washington                 12          6,334,877.18          1.86          527,906.43         715           76.07
Wyoming                     1          1,356,000.00          0.40        1,356,000.00         784           80.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                    532       $339,847,682.89        100.00%      $  638,811.43         737           73.08%
=====================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 1.43% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC                                                14

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 2 MORTGAGE LOANS (1)

                                             AGGREGATE        PERCENT OF        AVERAGE
                              NUMBER OF       CUT-OFF       AGGREGATE CUT-      CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE      PRINCIPAL       OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT      AVERAGE
   PRINCIPAL BALANCES ($)       LOANS         BALANCE           BALANCE         BALANCE           SCORE       ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00            2      $    229,695.80         0.07%      $  114,847.90         717           58.64%
150,000.01 - 200,000.00            1           195,370.24         0.06          195,370.24         660           68.19
250,000.01 - 300,000.00            9         2,411,526.64         0.71          267,947.40         708           71.19
300,000.01 - 350,000.00            8         2,699,949.75         0.79          337,493.72         715           68.69
350,000.01 - 400,000.00            9         3,366,380.81         0.99          374,042.31         709           70.65
400,000.01 - 450,000.00           65        28,337,420.11         8.34          435,960.31         741           75.10
450,000.01 - 500,000.00           99        47,575,073.73        14.00          480,556.30         738           71.84
500,000.01 - 550,000.00           64        33,561,726.65         9.88          524,401.98         726           74.92
550,000.01 - 600,000.00           67        38,752,149.47        11.40          578,390.29         732           74.95
600,000.01 - 650,000.00           56        35,311,302.21        10.39          630,558.97         740           75.98
650,000.01 - 700,000.00           33        22,337,961.35         6.57          676,907.92         736           73.42
700,000.01 - 750,000.00           21        15,342,223.07         4.51          730,582.05         732           72.06
750,000.01 - 800,000.00           16        12,428,341.68         3.66          776,771.36         758           75.81
800,000.01 - 850,000.00            8         6,623,895.48         1.95          827,986.94         725           72.57
850,000.01 - 900,000.00           13        11,443,073.91         3.37          880,236.45         724           72.41
900,000.01 - 950,000.00            7         6,497,930.77         1.91          928,275.82         751           79.84
950,000.01 - 1,000,000.00         19        18,830,900.40         5.54          991,100.02         738           70.09
1,000,000.01 - 1,500,000.00       28        37,111,130.35        10.92        1,325,397.51         744           70.91
1,500,000.01 - 2,000,000.00        2         3,586,000.00         1.06        1,793,000.00         761           75.04
2,000,000.01 - 2,500,000.00        2         4,712,970.76         1.39        2,356,485.38         733           61.65
2,500,000.01 - 3,000,000.00        3         8,492,659.71         2.50        2,830,886.57         743           63.65
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           532      $339,847,682.89       100.00%      $  638,811.43         737           73.08%
==========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 2 Mortgage Loans is expected to be approximately $638,811.

BANC OF AMERICA SECURITIES LLC                                                15

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 2 MORTGAGE LOANS (1)

                                   AGGREGATE         PERCENT OF      AVERAGE
                    NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                          WEIGHTED
ORIGINAL LOAN-TO-    MORTGAGE      PRINCIPAL      OFF PRINCIPAL     PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
 VALUE RATIOS (%)     LOANS         BALANCE          BALANCE         BALANCE       CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------

10.01 - 15.00            1      $    500,000.00         0.15%      $500,000.00          697            14.93%
20.01 - 25.00            1           600,000.00         0.18        600,000.00          795            24.06
25.01 - 30.00            2         1,440,000.00         0.42        720,000.00          795            26.77
30.01 - 35.00            5         2,400,000.00         0.71        480,000.00          743            33.46
35.01 - 40.00            2         1,052,622.00         0.31        526,311.00          681            36.64
40.01 - 45.00            6         2,713,924.23         0.80        452,320.71          761            42.91
45.01 - 50.00            9         7,148,928.53         2.10        794,325.39          757            47.36
50.01 - 55.00           12         9,419,617.74         2.77        784,968.15          757            52.98
55.01 - 60.00           19        13,006,108.68         3.83        684,532.04          725            57.71
60.01 - 65.00           29        19,282,699.47         5.67        664,920.67          720            62.95
65.01 - 70.00           51        39,676,174.48        11.67        777,964.21          721            68.63
70.01 - 75.00           72        53,284,598.74        15.68        740,063.87          727            73.74
75.01 - 80.00          320       187,678,066.89        55.22        586,493.96          743            79.62
80.01 - 85.00            1           438,000.00         0.13        438,000.00          773            82.64
85.01 - 90.00            2         1,206,942.13         0.36        603,471.07          761            89.13
----------------------------------------------------------------------------------------------------------------
TOTAL:                 532      $339,847,682.89       100.00%      $638,811.43          737            73.08%
================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately
     73.08%.

BANC OF AMERICA SECURITIES LLC                                                16

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 2 MORTGAGE LOANS (1)

                                    AGGREGATE        PERCENT OF       AVERAGE
                     NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                          WEIGHTED
 CURRENT MORTGAGE     MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
INTEREST RATES (%)     LOANS         BALANCE           BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------

4.501 - 4.750             1      $    359,466.00         0.11%      $359,466.00          684             80.00%
4.751 - 5.000             2           888,963.29         0.26        444,481.65          755             79.94
5.001 - 5.250             3         2,491,492.48         0.73        830,497.49          754             69.81
5.251 - 5.500             7         3,945,385.02         1.16        563,626.43          714             78.62
5.501 - 5.750            26        14,209,454.51         4.18        546,517.48          736             76.19
5.751 - 6.000            41        24,873,380.06         7.32        606,667.81          728             74.93
6.001 - 6.250           125        76,551,916.80        22.53        612,415.33          741             73.40
6.251 - 6.500           190       120,770,752.00        35.54        635,635.54          736             73.75
6.501 - 6.750            90        59,960,586.64        17.64        666,228.74          731             72.00
6.751 - 7.000            37        27,192,720.75         8.00        734,938.40          737             69.68
7.001 - 7.250            10         8,603,565.34         2.53        860,356.53          770             66.14
-----------------------------------------------------------------------------------------------------------------
TOTAL:                  532      $339,847,682.89       100.00%      $638,811.43          737             73.08%
=================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.388% per annum.

                 GROSS MARGINS OF THE GROUP 2 MORTGAGE LOANS (1)

                                    AGGREGATE        PERCENT OF       AVERAGE
                     NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                          WEIGHTED
                      MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
 GROSS MARGIN (%)      LOANS         BALANCE           BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------

2.250                   526      $336,799,320.33        99.10%      $640,302.89          737             73.16%
2.750                     6         3,048,362.56         0.90        508,060.43          706             64.56
-----------------------------------------------------------------------------------------------------------------
TOTAL:                  532      $339,847,682.89       100.00%      $638,811.43          737             73.08%
=================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 2
     Mortgage Loans is expected to be approximately 2.254% per annum.

BANC OF AMERICA SECURITIES LLC                                                17

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 2 MORTGAGE LOANS (1)

                                    AGGREGATE        PERCENT OF       AVERAGE
                     NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                          WEIGHTED
                      MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
 RATE CEILINGS (%)     LOANS         BALANCE           BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
-----------------------------------------------------------------------------------------------------------------

9.501 - 9.750             1      $    359,466.00         0.11%      $359,466.00          684             80.00%
9.751 - 10.000            2           888,963.29         0.26        444,481.65          755             79.94
10.001 - 10.250           3         2,491,492.48         0.73        830,497.49          754             69.81
10.251 - 10.500           7         3,945,385.02         1.16        563,626.43          714             78.62
10.501 - 10.750          26        14,209,454.51         4.18        546,517.48          736             76.19
10.751 - 11.000          41        24,873,380.06         7.32        606,667.81          728             74.93
11.001 - 11.250         125        76,551,916.80        22.53        612,415.33          741             73.40
11.251 - 11.500         189       120,483,809.87        35.45        637,480.48          736             73.71
11.501 - 11.750          90        59,960,586.64        17.64        666,228.74          731             72.00
11.751 - 12.000          37        27,192,720.75         8.00        734,938.40          737             69.68
12.001 - 12.250          10         8,603,565.34         2.53        860,356.53          770             66.14
12.251 - 12.500           1           286,942.13         0.08        286,942.13          715             89.90
-----------------------------------------------------------------------------------------------------------------
TOTAL:                  532      $339,847,682.89       100.00%      $638,811.43          737             73.08%
=================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 11.389% per annum.

BANC OF AMERICA SECURITIES LLC                                                18

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 2 MORTGAGE LOANS (1)

                                                       PERCENT OF                                            WEIGHTED
                     NUMBER OF       AGGREGATE       AGGREGATE CUT-        AVERAGE                            AVERAGE
    FIRST RATE        MORTGAGE   CUT-OFF PRINCIPAL    OFF PRINCIPAL   CUT-OFF PRINCIPAL   WEIGHTED AVERAGE   ORIGINAL
  ADJUSTMENT DATE      LOANS          BALANCE            BALANCE           BALANCE          CREDIT SCORE        LTV
---------------------------------------------------------------------------------------------------------------------

October 1, 2009           1       $    262,367.37          0.08%         $262,367.37             767           75.00%
April 1, 2010             2            637,151.13          0.19           318,575.57             711           84.44
September 1, 2010         1            507,225.14          0.15           507,225.14             661           70.00
November 1, 2010          2          1,034,292.97          0.30           517,146.49             706           73.20
December 1, 2010          3          1,281,216.14          0.38           427,072.05             687           78.55
January 1, 2011           3          1,443,701.96          0.42           481,233.99             715           73.97
March 1, 2011             4          1,526,391.35          0.45           381,597.84             724           57.17
April 1, 2011             3            876,738.86          0.26           292,246.29             706           76.01
May 1, 2011              64         38,181,268.63         11.23           596,582.32             730           75.36
June 1, 2011             92         56,340,717.90         16.58           612,399.11             726           74.81
July 1, 2011            124         85,347,079.48         25.11           688,282.90             730           72.17
August 1, 2011          185        122,616,243.31         36.08           662,790.50             744           71.92
September 1, 2011        40         24,322,388.65          7.16           608,059.72             763           74.27
October 1, 2011           8          5,470,900.00          1.61           683,862.50             760           75.75
---------------------------------------------------------------------------------------------------------------------
TOTAL:                  532       $339,847,682.89        100.00%         $638,811.43             737           73.08%
=====================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 58 months.

                REMAINING TERMS OF THE GROUP 2 MORTGAGE LOANS (1)

                                                       PERCENT OF                                            WEIGHTED
                     NUMBER OF       AGGREGATE       AGGREGATE CUT-        AVERAGE                            AVERAGE
  REMAINING TERM      MORTGAGE   CUT-OFF PRINCIPAL    OFF PRINCIPAL   CUT-OFF PRINCIPAL   WEIGHTED AVERAGE   ORIGINAL
     (MONTHS)          LOANS          BALANCE            BALANCE           BALANCE          CREDIT SCORE        LTV
---------------------------------------------------------------------------------------------------------------------

161 - 180                 1       $    448,469.06          0.13%         $448,469.06             773           60.24%
341 - 360               520        332,029,604.83         97.70           638,518.47             737           73.11
over 361                 11          7,369,609.00          2.17           669,964.45             707           72.72
---------------------------------------------------------------------------------------------------------------------
TOTAL:                  532       $339,847,682.89        100.00%         $638,811.43             737           73.08%
=====================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 2 Mortgage Loans is expected to be approximately 360 months.

BANC OF AMERICA SECURITIES LLC                                                19

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

                               AGGREGATE        PERCENT OF       AVERAGE                        WEIGHTED
                NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                         AVERAGE
                 MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
CREDIT SCORES     LOANS         BALANCE           BALANCE        BALANCE       CREDIT SCORE        LTV
--------------------------------------------------------------------------------------------------------

801 - 850           24      $ 15,391,899.65         4.53%      $641,329.15          806          74.65%
751 - 800          196       130,282,443.69        38.34        664,706.35          776          72.77
701 - 750          160        98,905,486.88        29.10        618,159.29          728          74.95
651 - 700          146        90,992,789.54        26.77        623,238.28          682          71.35
601 - 650            6         4,275,063.13         1.26        712,510.52          644          70.69
--------------------------------------------------------------------------------------------------------
TOTAL:             532      $339,847,682.89       100.00%      $638,811.43          737          73.08%
========================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

BANC OF AMERICA SECURITIES LLC                                                20

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 2 MORTGAGE LOANS (1)

                                   AGGREGATE        PERCENT OF       AVERAGE                        WEIGHTED
                    NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                         AVERAGE
ORIGINAL DEBT-TO-    MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
INCOME RATIOS (%)     LOANS         BALANCE           BALANCE        BALANCE       CREDIT SCORE        LTV
------------------------------------------------------------------------------------------------------------

5.01 - 10.00             5      $  4,580,820.72         1.35%      $916,164.14          745          72.27%
10.01 - 15.00           14         8,999,008.33         2.65        642,786.31          756          62.35
15.01 - 20.00           15        10,241,533.07         3.01        682,768.87          753          67.40
20.01 - 25.00           33        21,777,152.15         6.41        659,913.70          748          73.93
25.01 - 30.00           35        21,469,694.41         6.32        613,419.84          725          73.77
30.01 - 35.00           78        54,833,218.30        16.13        702,989.98          736          71.82
35.01 - 40.00           99        59,057,709.05        17.38        596,542.52          735          73.48
40.01 - 45.00          135        83,216,788.29        24.49        616,420.65          733          73.63
45.01 - 50.00           70        43,132,055.77        12.69        616,172.23          742          77.18
50.01 - 55.00           28        18,084,722.90         5.32        645,882.96          729          72.33
55.01 - 60.00           15        10,999,684.07         3.24        733,312.27          723          71.01
60.01 - 65.00            4         3,110,400.00         0.92        777,600.00          754          68.88
85.01 - 90.00            1           344,895.83         0.10        344,895.83          784          70.00
------------------------------------------------------------------------------------------------------------
TOTAL:                 532      $339,847,682.89       100.00%      $638,811.43          737          73.08%
============================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 2 Mortgage Loans is expected to be approximately 37.79%.

           MONTHS SINCE ORIGINATION OF THE GROUP 2 MORTGAGE LOANS (1)

                              AGGREGATE        PERCENT OF       AVERAGE                        WEIGHTED
               NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                         AVERAGE
MONTHS SINCE    MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
ORIGINATION      LOANS         BALANCE           BALANCE        BALANCE       CREDIT SCORE        LTV
-------------------------------------------------------------------------------------------------------

0                   8      $  5,470,900.00         1.61%      $683,862.50          760          75.75%
1 - 6             508       327,684,436.83        96.42        645,048.10          737          73.07
7 - 12             12         5,285,602.42         1.56        440,466.87          709          70.08
13 - 18             3         1,144,376.27         0.34        381,458.76          689          78.04
19 - 24             1           262,367.37         0.08        262,367.37          767          75.00
-------------------------------------------------------------------------------------------------------
TOTAL:            532      $339,847,682.89       100.00%      $638,811.43          737          73.08%
=======================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 2 Mortgage Loans is expected to be approximately 3 months.

BANC OF AMERICA SECURITIES LLC                                                21

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

                           GROUP 3 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 3 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for approximately the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 66.29% of the Group 3 Mortgage Loans require only the payment of interest until the 85th or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT or One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross
Margin"). The One-Year CMT index will be the weekly average yield on United
States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical
Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the
London Market as published in The Wall Street Journal quoted as of either (i)
the first business day of the month preceding the adjustment date or (ii)
forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.500% to
12.375%. The effective minimum interest rate for the Group 3 Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Group 3 Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                               COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                               ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                     $99,695,259
TOTAL NUMBER OF LOANS                                                      159
AVERAGE LOAN PRINCIPAL BALANCE                                        $627,014      $263,065 to $1,950,000
WA GROSS COUPON                                                         6.489%            5.500% to 7.375%
WA FICO                                                                    737                  642 to 808
WA ORIGINAL TERM                                                    365 months           180 to 480 months
WA REMAINING TERM                                                   363 months           180 to 479 months
WA OLTV                                                                 71.45%            20.80% to 83.12%
WA DTI                                                                  37.48%             5.49% to 59.80%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                              82 months             72 to 85 months
WA GROSS MARGIN                                                         2.252%            2.250% to 2.750%
WA RATE CEILING                                                        11.489%          10.500% to 12.375%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5   CA            49.14%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE   SC            10.96%
                                                          FL            10.32%
                                                          CO             4.62%
                                                          MD             3.25%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                     0.59%
PERCENTAGE OF BUYDOWN LOANS                                              0.00%

BANC OF AMERICA SECURITIES LLC                                                22

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 3 MORTGAGE LOANS (1)

                                        AGGREGATE         PERCENT OF       AVERAGE
                          NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF        WEIGHTED          WEIGHTED
                           MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
    OCCUPANCY               LOANS         BALANCE           BALANCE        BALANCE          SCORE              LTV
-----------------------------------------------------------------------------------------------------------------------

Primary Residence            132      $85,297,481.72         85.56%      $646,193.04          734           71.43%
Second Home                   22       12,419,521.68         12.46        564,523.71          755           72.67
Investor Property              5        1,978,255.44          1.98        395,651.09          758           64.57
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                       159      $99,695,258.84        100.00%      $627,014.21          737           71.45%
=======================================================================================================================

Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 3 MORTGAGE LOANS

                                                            PERCENT OF        AVERAGE
                          NUMBER OF       AGGREGATE       AGGREGATE CUT-      CUT-OFF         WEIGHTED        WEIGHTED
                           MORTGAGE   CUT-OFF PRINCIPAL    OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT     AVERAGE
     PROPERTY TYPE          LOANS          BALANCE            BALANCE         BALANCE           SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Single Family Residence       95       $62,070,540.26          62.26%      $  653,374.11         733           70.27%
PUD                           34        21,288,737.29          21.35          626,139.33         740           75.69
Condominium                   25        13,061,905.13          13.10          522,476.21         747           72.41
2-Family                       3         1,514,531.94           1.52          504,843.98         758           53.84
3-Family                       1         1,329,544.22           1.33        1,329,544.22         730           70.00
4-Family                       1           430,000.00           0.43          430,000.00         780           69.35
------------------------------------------------------------------------------------------------------------------------
TOTAL:                       159       $99,695,258.84         100.00%      $  627,014.21         737           71.45%
========================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 3 MORTGAGE LOANS

                                         AGGREGATE       PERCENT OF       AVERAGE
                          NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF        WEIGHTED        WEIGHTED
                           MORTGAGE      PRINCIPAL     OFF PRINCIPAL     PRINCIPAL    AVERAGE CREDIT     AVERAGE
        PURPOSE             LOANS         BALANCE          BALANCE        BALANCE         SCORE        ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------

Purchase                      89      $53,490,618.37       53.65%       $601,018.18        747            74.75%
Refinance-Cashout             38       24,955,826.76       25.03         656,732.28        726            70.95
Refinance-Rate/Term           32       21,248,813.71       21.31         664,025.43        725            63.73
-------------------------------------------------------------------------------------------------------------------
TOTAL:                       159      $99,695,258.84      100.00%       $627,014.21        737            71.45%
===================================================================================================================

BANC OF AMERICA SECURITIES LLC                                                23

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

       GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 3
                               MORTGAGE LOANS (1)

                                                    PERCENT OF        AVERAGE
                  NUMBER OF      AGGREGATE        AGGREGATE CUT-      CUT-OFF         WEIGHTED        WEIGHTED
                  MORTGAGE    CUT-OFF PRINCIPAL    OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT     AVERAGE
GEOGRAPHIC AREA     LOANS         BALANCE             BALANCE         BALANCE           SCORE       ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------

Arizona                1        $ 1,000,000.00         1.00%       $1,000,000.00         746           76.92%
California            76         48,991,460.64        49.14           644,624.48         737           71.68
Colorado               6          4,601,317.11         4.62           766,886.19         735           64.38
Connecticut            1            700,000.00         0.70           700,000.00         780           80.00
Florida               18         10,291,009.66        10.32           571,722.76         740           72.56
Georgia                2          1,028,520.00         1.03           514,260.00         678           80.00
Illinois               3          2,178,604.46         2.19           726,201.49         778           57.77
Maryland               6          3,240,531.76         3.25           540,088.63         733           74.85
Minnesota              3          2,949,025.58         2.96           983,008.53         721           69.27
Missouri               1            650,010.06         0.65           650,010.06         787           80.00
North Carolina         3          1,848,515.95         1.85           616,171.98         707           76.54
New Jersey             1            590,501.20         0.59           590,501.20         685           80.00
New Mexico             1            500,000.00         0.50           500,000.00         786           80.00
Nevada                 2          1,400,000.00         1.40           700,000.00         752           54.25
New York               2          1,645,500.00         1.65           822,750.00         716           67.28
Ohio                   1            491,077.00         0.49           491,077.00         751           79.56
Rhode Island           1            444,000.00         0.45           444,000.00         793           80.00
South Carolina        21         10,931,025.60        10.96           520,525.03         741           70.17
Texas                  1            528,000.00         0.53           528,000.00         662           80.00
Virginia               4          2,626,560.10         2.63           656,640.03         759           78.84
Washington             5          3,059,599.72         3.07           611,919.94         717           72.63
----------------------------------------------------------------------------------------------------------------
TOTAL:               159        $99,695,258.84       100.00%       $  627,014.21         737           71.45%
================================================================================================================

As of the Cut-off Date, no more than approximately 4.14% of the Group 3 Mortgage
Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC                                                24

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 3 MORTGAGE LOANS (1)

                                             AGGREGATE       PERCENT OF        AVERAGE
                              NUMBER OF       CUT-OFF      AGGREGATE CUT-      CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN      MORTGAGE       PRINCIPAL      OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT      AVERAGE
  PRINCIPAL BALANCES ($)        LOANS         BALANCE          BALANCE         BALANCE           SCORE       ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------------

250,000.01 - 300,000.00            4      $ 1,079,615.56        1.08%       $  269,903.89         755           67.60%
300,000.01 - 350,000.00            3          910,220.64        0.91           303,406.88         763           75.85
350,000.01 - 400,000.00            3        1,092,756.62        1.10           364,252.21         739           67.27
400,000.01 - 450,000.00           16        6,979,214.65        7.00           436,200.92         754           74.24
450,000.01 - 500,000.00           25       12,079,307.88       12.12           483,172.32         733           73.95
500,000.01 - 550,000.00           22       11,577,460.70       11.61           526,248.21         726           70.12
550,000.01 - 600,000.00           23       13,440,188.47       13.48           584,356.02         736           71.20
600,000.01 - 650,000.00           12        7,554,126.20        7.58           629,510.52         720           73.98
650,000.01 - 700,000.00            8        5,457,389.50        5.47           682,173.69         760           71.04
700,000.01 - 750,000.00            7        5,153,022.25        5.17           736,146.04         746           68.53
750,000.01 - 800,000.00            8        6,250,195.74        6.27           781,274.47         762           67.59
800,000.01 - 850,000.00            5        4,152,194.30        4.16           830,438.86         741           76.85
850,000.01 - 900,000.00            5        4,354,012.02        4.37           870,802.40         723           70.03
900,000.01 - 950,000.00            5        4,695,607.62        4.71           939,121.52         711           69.63
950,000.01 - 1,000,000.00          8        7,852,115.18        7.88           981,514.40         730           69.74
1,000,000.01 - 1,500,000.00        3        3,560,401.51        3.57         1,186,800.50         739           76.27
1,500,000.01 - 2,000,000.00        2        3,507,430.00        3.52         1,753,715.00         752           67.07
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                           159      $99,695,258.84      100.00%       $  627,014.21         737           71.45%
=========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 3 Mortgage Loans is expected to be approximately $627,014.

BANC OF AMERICA SECURITIES LLC                                                25

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 3 MORTGAGE LOANS (1)

                                   AGGREGATE       PERCENT OF       AVERAGE
                    NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                          WEIGHTED
ORIGINAL LOAN-TO-    MORTGAGE      PRINCIPAL     OFF PRINCIPAL     PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
 VALUE RATIOS (%)      LOANS        BALANCE         BALANCE         BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

20.01 - 25.00            1      $   520,000.00        0.52%       $520,000.00          671            20.80%
30.01 - 35.00            3        1,861,281.40        1.87         620,427.13          784            32.59
40.01 - 45.00            1          600,000.00        0.60         600,000.00          773            41.38
45.01 - 50.00            3        2,147,500.00        2.15         715,833.33          753            48.90
50.01 - 55.00            8        5,422,158.01        5.44         677,769.75          715            52.83
55.01 - 60.00            9        5,286,763.80        5.30         587,418.20          758            57.93
60.01 - 65.00           15       10,104,015.33       10.13         673,601.02          715            63.42
65.01 - 70.00           15       10,895,655.45       10.93         726,377.03          724            69.11
70.01 - 75.00           17       10,613,073.84       10.65         624,298.46          737            74.07
75.01 - 80.00           86       51,655,821.01       51.81         600,649.08          742            79.38
80.01 - 85.00            1          588,990.00        0.59         588,990.00          767            83.12
---------------------------------------------------------------------------------------------------------------
TOTAL:                 159      $99,695,258.84      100.00%       $627,014.21          737            71.45%
===============================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately
     71.45%.

BANC OF AMERICA SECURITIES LLC                                                26

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 3 MORTGAGE LOANS (1)

                                    AGGREGATE       PERCENT OF        AVERAGE
                     NUMBER OF       CUT-OFF      AGGREGATE CUT-      CUT-OFF                           WEIGHTED
 CURRENT MORTGAGE     MORTGAGE      PRINCIPAL      OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE      AVERAGE
INTEREST RATES (%)     LOANS         BALANCE          BALANCE         BALANCE        CREDIT SCORE     ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------

5.251 - 5.500             1      $   528,773.91         0.53%      $  528,773.91          669             62.35%
5.501 - 5.750             1          402,300.60         0.40          402,300.60          725             80.00
5.751 - 6.000             9        4,864,672.24         4.88          540,519.14          735             69.99
6.001 - 6.250            36       23,430,509.43        23.50          650,847.48          741             71.74
6.251 - 6.500            60       36,995,985.74        37.11          616,599.76          737             72.46
6.501 - 6.750            24       16,318,281.81        16.37          679,928.41          734             73.08
6.751 - 7.000            24       13,994,344.36        14.04          583,097.68          735             67.24
7.001 - 7.250             3        1,830,846.53         1.84          610,282.18          765             70.52
7.251 - 7.500             1        1,329,544.22         1.33        1,329,544.22          730             70.00
------------------------------------------------------------------------------------------------------------------
TOTAL:                  159      $99,695,258.84       100.00%      $  627,014.21          737             71.45%
==================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 6.489% per annum.

                 GROSS MARGINS OF THE GROUP 3 MORTGAGE LOANS (1)

                                    AGGREGATE       PERCENT OF       AVERAGE
                     NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                          WEIGHTED
                      MORTGAGE      PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
 GROSS MARGIN (%)      LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------

2.250                   158      $99,247,592.51        99.55%      $628,149.32          737             71.41%
2.750                     1          447,666.33         0.45        447,666.33          672             80.00
----------------------------------------------------------------------------------------------------------------
TOTAL:                  159      $99,695,258.84       100.00%      $627,014.21          737             71.45%
================================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 3
     Mortgage Loans is expected to be approximately 2.252% per annum.

BANC OF AMERICA SECURITIES LLC                                                27

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 3 MORTGAGE LOANS (1)

                                    AGGREGATE       PERCENT OF        AVERAGE
                     NUMBER OF       CUT-OFF      AGGREGATE CUT-      CUT-OFF                           WEIGHTED
                      MORTGAGE      PRINCIPAL      OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE      AVERAGE
 RATE CEILINGS (%)     LOANS         BALANCE          BALANCE         BALANCE        CREDIT SCORE     ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------

10.251 - 10.500           1      $   528,773.91         0.53%      $  528,773.91          669             62.35%
10.501 - 10.750           1          402,300.60         0.40          402,300.60          725             80.00
10.751 - 11.000           9        4,864,672.24         4.88          540,519.14          735             69.99
11.001 - 11.250          36       23,430,509.43        23.50          650,847.48          741             71.74
11.251 - 11.500          60       36,995,985.74        37.11          616,599.76          737             72.46
11.501 - 11.750          24       16,318,281.81        16.37          679,928.41          734             73.08
11.751 - 12.000          24       13,994,344.36        14.04          583,097.68          735             67.24
12.001 - 12.250           3        1,830,846.53         1.84          610,282.18          765             70.52
12.251 - 12.500           1        1,329,544.22         1.33        1,329,544.22          730             70.00
------------------------------------------------------------------------------------------------------------------
TOTAL:                  159      $99,695,258.84       100.00%      $  627,014.21          737             71.45%
==================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 11.489% per annum.

BANC OF AMERICA SECURITIES LLC                                                28

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 3 MORTGAGE LOANS (1)

                                    AGGREGATE       PERCENT OF       AVERAGE
                     NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                          WEIGHTED
    FIRST RATE        MORTGAGE      PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
  ADJUSTMENT DATE      LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------

September 1, 2012         1      $   447,666.33         0.45%      $447,666.33          672             80.00%
May 1, 2013              16        8,612,169.08         8.64        538,260.57          724             73.64
June 1, 2013             44       24,876,707.83        24.95        565,379.72          743             73.64
July 1, 2013             45       28,093,639.68        28.18        624,303.10          734             70.66
August 1, 2013           41       29,446,975.92        29.54        718,218.92          744             70.80
September 1, 2013         8        4,344,100.00         4.36        543,012.50          721             66.59
October 1, 2013           4        3,874,000.00         3.89        968,500.00          727             67.63
----------------------------------------------------------------------------------------------------------------
TOTAL:                  159      $99,695,258.84       100.00%      $627,014.21          737             71.45%
================================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 82 months.

                REMAINING TERMS OF THE GROUP 3 MORTGAGE LOANS (1)

                                    AGGREGATE       PERCENT OF       AVERAGE
                     NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                          WEIGHTED
  REMAINING TERM      MORTGAGE      PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
     (MONTHS)          LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------

161 - 180                 1      $   500,000.00         0.50%      $500,000.00          786             80.00%
341 - 360               152       93,891,979.05        94.18        617,710.39          739             71.42
over 361                  6        5,303,279.79         5.32        883,879.97          706             71.11
----------------------------------------------------------------------------------------------------------------
TOTAL:                  159      $99,695,258.84       100.00%      $627,014.21          737             71.45%
================================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 3 Mortgage Loans is expected to be approximately 363 months.

BANC OF AMERICA SECURITIES LLC                                                29

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

                               AGGREGATE       PERCENT OF       AVERAGE                        WEIGHTED
                NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                         AVERAGE
                 MORTGAGE      PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
CREDIT SCORES     LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE        LTV
-------------------------------------------------------------------------------------------------------

801 - 850            4      $ 2,856,234.69         2.86%      $714,058.67          804          74.55%
751 - 800           66       40,268,176.65        40.39        610,123.89          778          71.32
701 - 750           50       32,292,005.79        32.39        645,840.12          727          72.99
651 - 700           36       22,380,535.63        22.45        621,681.55          677          69.02
601 - 650            3        1,898,306.08         1.90        632,768.69          645          71.87
-------------------------------------------------------------------------------------------------------
TOTAL:             159      $99,695,258.84       100.00%      $627,014.21          737          71.45%
=======================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 3 MORTGAGE LOANS (1)

                                   AGGREGATE       PERCENT OF       AVERAGE                        WEIGHTED
                    NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                         AVERAGE
ORIGINAL DEBT-TO-    MORTGAGE      PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
INCOME RATIOS (%)     LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE        LTV
-----------------------------------------------------------------------------------------------------------

5.01 - 10.00             2      $ 1,300,000.00         1.30%      $650,000.00          793          80.00%
10.01 - 15.00            1          490,400.00         0.49        490,400.00          695          80.00
15.01 - 20.00            5        4,160,465.43         4.17        832,093.09          733          64.07
20.01 - 25.00            9        5,885,123.44         5.90        653,902.60          743          70.47
25.01 - 30.00           15        8,395,587.40         8.42        559,705.83          735          68.97
30.01 - 35.00           21       11,444,626.53        11.48        544,982.22          732          71.32
35.01 - 40.00           41       25,648,096.83        25.73        625,563.34          742          69.50
40.01 - 45.00           38       26,402,094.73        26.48        694,791.97          731          73.44
45.01 - 50.00           12        7,329,839.79         7.35        610,819.98          722          75.05
50.01 - 55.00           11        6,461,238.73         6.48        587,385.34          762          75.22
55.01 - 60.00            3        1,677,785.96         1.68        559,261.99          740          68.69
Not Scored               1          500,000.00         0.50        500,000.00          720          60.98
-----------------------------------------------------------------------------------------------------------
TOTAL:                 159      $99,695,258.84       100.00%      $627,014.21          737          71.45%
===========================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 3 Mortgage Loans is expected to be approximately 37.48%.

BANC OF AMERICA SECURITIES LLC                                                30

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 3 MORTGAGE LOANS (1)

                              AGGREGATE       PERCENT OF       AVERAGE                        WEIGHTED
               NUMBER OF       CUT-OFF      AGGREGATE CUT-     CUT-OFF                         AVERAGE
MONTHS SINCE    MORTGAGE      PRINCIPAL      OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
 ORIGINATION     LOANS         BALANCE          BALANCE        BALANCE       CREDIT SCORE        LTV
------------------------------------------------------------------------------------------------------

0                   4      $ 3,874,000.00         3.89%      $968,500.00          727          67.63%
1 - 6             154       95,373,592.51        95.67        619,309.04          738          71.56
13 - 18             1          447,666.33         0.45        447,666.33          672          80.00
------------------------------------------------------------------------------------------------------
TOTAL:            159      $99,695,258.84       100.00%      $627,014.21          737          71.45%
======================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 3 Mortgage Loans is expected to be approximately 3 months.

BANC OF AMERICA SECURITIES LLC                                                31

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

                           GROUP 4 COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Group 4 Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The Mortgage
Loans have a fixed interest rate for approximately the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate.
Approximately 81.02% of the Mortgage Loans require only the payment of interest until the 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin").
The One-Year CMT index will be the weekly average yield on United States
Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical
Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the
London Market as published in The Wall Street Journal quoted as of either (i)
the first business day of the month preceding the adjustment date or (ii)
forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 10.750% to
12.500%. The effective minimum interest rate for the Group 4 Mortgage Loans will be each Mortgage Loan's Gross Margin.

Borrowers are permitted to prepay their Group 4 Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                               COLLATERAL SUMMARY   RANGE (IF APPLICABLE)
                                                               ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                     $123,438,683
TOTAL NUMBER OF LOANS                                                       183
AVERAGE LOAN PRINCIPAL BALANCE                                         $674,528     $234,400 to $2,940,000
WA GROSS COUPON                                                          6.460%           5.750% to 7.500%
WA FICO                                                                     720                 642 to 813
WA ORIGINAL TERM                                                     361 months          360 to 480 months
WA REMAINING TERM                                                    358 months          345 to 479 months
WA OLTV                                                                  74.75%           26.67% to 87.80%
WA DTI                                                                   38.15%           12.40% to 63.50%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                              117 months          105 to 121 months
WA GROSS MARGIN                                                          2.346%           2.250% to 2.750%
WA RATE CEILING                                                         11.460%         10.750% to 12.500%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5   CA             55.41%
STATES) BASED ON THE AGGREGATE STATED PRINCIPAL BALANCE   FL              6.99%
                                                          NY              5.21%
                                                          VA              4.72%
                                                          CT              4.03%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                      0.36%
PERCENTAGE OF BUYDOWN LOANS                                               0.00%

BANC OF AMERICA SECURITIES LLC                                                32

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

       OCCUPANCY OF MORTGAGED PROPERTIES OF THE GROUP 4 MORTGAGE LOANS (1)

                                         AGGREGATE         PERCENT OF      AVERAGE
                          NUMBER OF        CUT-OFF      AGGREGATE CUT-     CUT-OFF        WEIGHTED          WEIGHTED
                          MORTGAGE       PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
    OCCUPANCY               LOANS         BALANCE           BALANCE        BALANCE         SCORE               LTV
------------------------------------------------------------------------------------------------------------------------

Primary Residence            166      $113,566,237.53        92.00%      $684,133.96        720              74.73%
Second Home                   12         7,477,625.22         6.06        623,135.44        737              76.35
Investor Property              5         2,394,820.33         1.94        478,964.07        693              70.72
------------------------------------------------------------------------------------------------------------------------
TOTAL:                       183      $123,438,683.08       100.00%      $674,528.32        720              74.75%
========================================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  PROPERTY TYPES OF THE GROUP 4 MORTGAGE LOANS

                                                            PERCENT OF        AVERAGE
                          NUMBER OF       AGGREGATE       AGGREGATE CUT-      CUT-OFF         WEIGHTED        WEIGHTED
                           MORTGAGE   CUT-OFF PRINCIPAL    OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT     AVERAGE
     PROPERTY TYPE           LOANS         BALANCE            BALANCE         BALANCE           SCORE       ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------------

Single Family Residence      131       $ 90,949,788.48         73.68%      $  694,273.19         715           75.16%
PUD                           25         16,920,773.49         13.71          676,830.94         729           75.36
Condominium                   17          8,459,680.93          6.85          497,628.29         754           77.96
2-Family                       8          4,920,664.20          3.99          615,083.03         722           74.44
3-Family                       1          1,600,000.00          1.30        1,600,000.00         745           26.67
4-Family                       1            587,775.98          0.48          587,775.98         786           80.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                       183       $123,438,683.08        100.00%      $  674,528.32         720           74.75%
========================================================================================================================

               MORTGAGE LOAN PURPOSE OF THE GROUP 4 MORTGAGE LOANS

                                         AGGREGATE        PERCENT OF       AVERAGE
                          NUMBER OF        CUT-OFF      AGGREGATE CUT-     CUT-OFF        WEIGHTED        WEIGHTED
                           MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    AVERAGE CREDIT     AVERAGE
        PURPOSE              LOANS        BALANCE           BALANCE        BALANCE         SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------

Purchase                     103      $ 72,101,205.91        58.41%      $700,011.71        727            77.36%
Refinance-Cashout             46        30,790,506.30        24.94        669,358.83        717            69.25
Refinance-Rate/Term           34        20,546,970.87        16.65        604,322.67        701            73.81
--------------------------------------------------------------------------------------------------------------------
TOTAL:                       183      $123,438,683.08       100.00%      $674,528.32        720            74.75%
====================================================================================================================

BANC OF AMERICA SECURITIES LLC                                                33

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE GROUP 4 MORTGAGE
                                   LOANS (1)

                                              AGGREGATE       PERCENT OF        AVERAGE
                              NUMBER OF         CUT-OFF     AGGREGATE CUT-      CUT-OFF                           WEIGHTED
                              MORTGAGE        PRINCIPAL      OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE     AVERAGE
 GEOGRAPHIC AREA                LOANS           BALANCE         BALANCE         BALANCE        CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------

California                       103      $ 68,392,678.00        55.41%      $  664,006.58          726             75.90%
Colorado                           1           534,511.27         0.43          534,511.27          763             69.48
Connecticut                        2         4,980,000.00         4.03        2,490,000.00          761             74.10
District Of Columbia               5         3,256,000.00         2.64          651,200.00          666             75.64
Florida                           13         8,634,508.20         6.99          664,192.94          716             68.75
Georgia                            3         1,381,483.52         1.12          460,494.51          724             78.94
Hawaii                             3         1,151,180.72         0.93          383,726.91          739             77.24
Illinois                           4         3,074,400.00         2.49          768,600.00          702             78.53
Massachusetts                      6         3,659,137.56         2.96          609,856.26          688             76.58
Maryland                           7         3,741,186.91         3.03          534,455.27          697             77.81
Maine                              1           456,800.00         0.37          456,800.00          795             80.00
Michigan                           1         1,493,215.44         1.21        1,493,215.44          722             71.43
North Carolina                     1           637,500.00         0.52          637,500.00          697             75.00
New Jersey                         5         2,172,426.50         1.76          434,485.30          686             81.38
New Mexico                         1           511,200.00         0.41          511,200.00          796             80.00
Nevada                             2           992,295.51         0.80          496,147.76          689             77.53
New York                           6         6,432,681.83         5.21        1,072,113.64          710             61.93
Pennsylvania                       1           510,000.00         0.41          510,000.00          684             72.86
South Carolina                     2           969,607.93         0.79          484,803.97          721             77.96
Texas                              1           288,000.00         0.23          288,000.00          796             80.00
Utah                               1         1,500,000.00         1.22        1,500,000.00          728             71.43
Virginia                           9         5,820,592.46         4.72          646,732.50          718             75.15
Washington                         5         2,849,277.23         2.31          569,855.45          699             75.44
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                           183      $123,438,683.08       100.00%      $  674,528.32          720             74.75%
============================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 2.38% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC                                                34

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP 4 MORTGAGE LOANS (1)

                                              AGGREGATE       PERCENT OF        AVERAGE
                              NUMBER OF         CUT-OFF     AGGREGATE CUT-      CUT-OFF                           WEIGHTED
   CURRENT MORTGAGE LOAN      MORTGAGE        PRINCIPAL      OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE     AVERAGE
   PRINCIPAL BALANCES ($)       LOANS           BALANCE         BALANCE         BALANCE        CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------

200,000.01 - 250,000.00         2         $    476,695.51         0.39%      $  238,347.76          780             74.92%
250,000.01 - 300,000.00         2              581,983.67         0.47          290,991.84          729             77.47
300,000.01 - 350,000.00         6            1,929,234.18         1.56          321,539.03          681             67.16
400,000.01 - 450,000.00        16            7,002,837.85         5.67          437,677.37          711             78.72
450,000.01 - 500,000.00        29           13,785,223.90        11.17          475,352.55          725             77.65
500,000.01 - 550,000.00        26           13,670,389.75        11.07          525,784.22          726             77.02
550,000.01 - 600,000.00        20           11,623,087.11         9.42          581,154.36          699             75.36
600,000.01 - 650,000.00        15            9,490,131.77         7.69          632,675.45          715             77.97
650,000.01 - 700,000.00        12            8,116,534.05         6.58          676,377.84          731             76.97
700,000.01 - 750,000.00         7            5,122,800.00         4.15          731,828.57          685             77.88
750,000.01 - 800,000.00         8            6,229,001.01         5.05          778,625.13          744             77.45
800,000.01 - 850,000.00         6            4,960,228.95         4.02          826,704.83          704             71.94
850,000.01 - 900,000.00         2            1,763,900.00         1.43          881,950.00          741             80.00
900,000.01 - 950,000.00         6            5,536,906.25         4.49          922,817.71          726             76.67
950,000.01 - 1,000,000.00      15           14,835,041.49        12.02          989,002.77          724             69.96
1,000,000.01 - 1,500,000.00     7            9,734,687.59         7.89        1,390,669.66          713             73.41
1,500,000.01 - 2,000,000.00     2            3,600,000.00         2.92        1,800,000.00          728             48.89
2,000,000.01 - 2,500,000.00     1            2,040,000.00         1.65        2,040,000.00          726             80.00
2,500,000.01 - 3,000,000.00     1            2,940,000.00         2.38        2,940,000.00          786             70.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        183         $123,438,683.08       100.00%      $  674,528.32          720             74.75%
============================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Group 4 Mortgage Loans is expected to be approximately $674,528.

BANC OF AMERICA SECURITIES LLC                                                35

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP 4 MORTGAGE LOANS (1)

                                              AGGREGATE       PERCENT OF        AVERAGE
                              NUMBER OF         CUT-OFF     AGGREGATE CUT-      CUT-OFF                           WEIGHTED
     ORIGINAL LOAN-TO-        MORTGAGE        PRINCIPAL      OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE     AVERAGE
     VALUE RATIOS (%)           LOANS           BALANCE         BALANCE         BALANCE        CREDIT SCORE     ORIGINAL LTV
----------------------------------------------------------------------------------------------------------------------------

25.01 - 30.00                      1      $  1,600,000.00         1.30%      $1,600,000.00          745             26.67%
40.01 - 45.00                      2         1,803,104.47         1.46          901,552.24          686             41.67
45.01 - 50.00                      2           802,022.64         0.65          401,011.32          712             48.15
50.01 - 55.00                      1           560,000.00         0.45          560,000.00          709             50.91
55.01 - 60.00                      2         1,278,850.00         1.04          639,425.00          695             58.55
60.01 - 65.00                      3         2,762,241.75         2.24          920,747.25          727             62.76
65.01 - 70.00                     18        15,151,709.00        12.27          841,761.61          736             68.33
70.01 - 75.00                     31        23,903,092.03        19.36          771,067.48          703             73.43
75.01 - 80.00                    122        75,128,663.19        60.86          615,808.71          724             79.38
85.01 - 90.00                      1           449,000.00         0.36          449,000.00          684             87.80
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                           183      $123,438,683.08       100.00%      $  674,528.32          720             74.75%
============================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately
     74.75%.

BANC OF AMERICA SECURITIES LLC                                                36

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

        CURRENT MORTGAGE INTEREST RATES OF THE GROUP 4 MORTGAGE LOANS (1)

                                    AGGREGATE        PERCENT OF        AVERAGE
                     NUMBER OF       CUT-OFF       AGGREGATE CUT-      CUT-OFF                           WEIGHTED
 CURRENT MORTGAGE     MORTGAGE      PRINCIPAL       OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE      AVERAGE
INTEREST RATES (%)     LOANS         BALANCE           BALANCE         BALANCE        CREDIT SCORE     ORIGINAL LTV
-------------------------------------------------------------------------------------------------------------------

5.501 - 5.750             1      $    666,938.05         0.54%      $  666,938.05          741            80.00%
5.751 - 6.000            28        17,910,716.98        14.51          639,668.46          708            75.15
6.001 - 6.250            27        18,021,029.63        14.60          667,445.54          716            76.14
6.251 - 6.500            57        41,459,970.54        33.59          727,367.90          723            74.75
6.501 - 6.750            45        28,232,439.42        22.87          627,387.54          729            73.42
6.751 - 7.000            20        12,226,639.02         9.91          611,331.95          716            74.16
7.001 - 7.250             2         1,070,734.00         0.87          535,367.00          708            80.00
7.251 - 7.500             3         3,850,215.44         3.12        1,283,405.15          719            75.59
-------------------------------------------------------------------------------------------------------------------
TOTAL:                  183      $123,438,683.08       100.00%      $  674,528.32          720            74.75%
===================================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 6.460% per annum.

                 GROSS MARGINS OF THE GROUP 4 MORTGAGE LOANS (1)

                                  AGGREGATE        PERCENT OF       AVERAGE
                   NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                          WEIGHTED
                    MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE      AVERAGE
GROSS MARGIN (%)     LOANS         BALANCE           BALANCE        BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

2.250                 149      $ 99,776,680.60        80.83%      $669,642.15          725            74.75%
2.750                  34        23,662,002.48        19.17        695,941.25          702            74.75
---------------------------------------------------------------------------------------------------------------
TOTAL:                183      $123,438,683.08       100.00%      $674,528.32          720            74.75%
===============================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Group 4
     Mortgage Loans is expected to be approximately 2.346% per annum.

BANC OF AMERICA SECURITIES LLC                                                37

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

                 RATE CEILINGS OF THE GROUP 4 MORTGAGE LOANS (1)

                                   AGGREGATE         PERCENT OF       AVERAGE
                    NUMBER OF       CUT-OFF       AGGREGATE CUT-      CUT-OFF                           WEIGHTED
                     MORTGAGE      PRINCIPAL      OFF PRINCIPAL      PRINCIPAL     WEIGHTED AVERAGE      AVERAGE
RATE CEILINGS (%)     LOANS         BALANCE          BALANCE          BALANCE        CREDIT SCORE     ORIGINAL LTV
------------------------------------------------------------------------------------------------------------------

10.501 - 10.750          1      $    666,938.05         0.54%      $  666,938.05          741            80.00%
10.751 - 11.000         28        17,910,716.98        14.51          639,668.46          708            75.15
11.001 - 11.250         27        18,021,029.63        14.60          667,445.54          716            76.14
11.251 - 11.500         57        41,459,970.54        33.59          727,367.90          723            74.75
11.501 - 11.750         45        28,232,439.42        22.87          627,387.54          729            73.42
11.751 - 12.000         20        12,226,639.02         9.91          611,331.95          716            74.16
12.001 - 12.250          2         1,070,734.00         0.87          535,367.00          708            80.00
12.251 - 12.500          3         3,850,215.44         3.12        1,283,405.15          719            75.59
------------------------------------------------------------------------------------------------------------------
TOTAL:                 183      $123,438,683.08       100.00%      $  674,528.32          720            74.75%
==================================================================================================================

(1)  As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 11.460% per annum.

BANC OF AMERICA SECURITIES LLC                                                38

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

          FIRST RATE ADJUSTMENT DATE OF THE GROUP 4 MORTGAGE LOANS (1)

                                   AGGREGATE         PERCENT OF       AVERAGE                         WEIGHTED
                    NUMBER OF       CUT-OFF       AGGREGATE CUT-      CUT-OFF                          AVERAGE
     FIRST RATE      MORTGAGE      PRINCIPAL       OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE   ORIGINAL
  ADJUSTMENT DATE     LOANS         BALANCE           BALANCE         BALANCE        CREDIT SCORE        LTV
--------------------------------------------------------------------------------------------------------------

June 1, 2015             1      $    822,132.95         0.67%      $  822,132.95          674           75.00%
September 1, 2015        1         1,049,472.15         0.85        1,049,472.15          674           75.00
October 1, 2015          6         2,633,092.56         2.13          438,848.76          680           73.18
November 1, 2015         7         3,202,839.75         2.59          457,548.54          687           79.16
December 1, 2015         6         5,632,900.00         4.56          938,816.67          704           73.61
January 1, 2016          7         4,337,773.75         3.51          619,681.96          716           74.75
February 1, 2016         6         7,079,102.10         5.73        1,179,850.35          753           71.25
March 1, 2016            8         5,475,700.92         4.44          684,462.62          701           66.01
April 1, 2016            3         2,281,051.92         1.85          760,350.64          703           76.41
May 1, 2016             14         7,794,892.72         6.31          556,778.05          716           76.45
June 1, 2016            18        12,278,272.58         9.95          682,126.25          750           77.19
July 1, 2016            42        25,779,544.72        20.88          613,798.68          709           76.79
August 1, 2016          53        37,883,106.96        30.69          714,775.60          723           73.42
September 1, 2016        9         5,957,600.00         4.83          661,955.56          746           76.90
October 1, 2016          2         1,231,200.00         1.00          615,600.00          732           80.00
--------------------------------------------------------------------------------------------------------------
TOTAL:                 183      $123,438,683.08       100.00%      $  674,528.32          720           74.75%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 117 months.

                REMAINING TERMS OF THE GROUP 4 MORTGAGE LOANS (1)

                                   AGGREGATE        PERCENT OF        AVERAGE                         WEIGHTED
                    NUMBER OF       CUT-OFF       AGGREGATE CUT-      CUT-OFF                          AVERAGE
  REMAINING TERM     MORTGAGE      PRINCIPAL       OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE   ORIGINAL
     (MONTHS)         LOANS         BALANCE           BALANCE         BALANCE        CREDIT SCORE        LTV
--------------------------------------------------------------------------------------------------------------

341 - 360              181      $122,411,255.33        99.17%       $676,305.28           720          74.73%
over 361                 2         1,027,427.75         0.83         513,713.88           735          76.38
--------------------------------------------------------------------------------------------------------------
TOTAL:                 183      $123,438,683.08       100.00%       $674,528.32           720          74.75%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Group 4 Mortgage Loans is expected to be approximately 358 months.

BANC OF AMERICA SECURITIES LLC                                                39

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

         CREDIT SCORING OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

                               AGGREGATE        PERCENT OF       AVERAGE                        WEIGHTED
                NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                         AVERAGE
                 MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
CREDIT SCORES     LOANS         BALANCE           BALANCE        BALANCE       CREDIT SCORE        LTV
--------------------------------------------------------------------------------------------------------

801 - 850            5      $  2,445,101.66         1.98%      $489,020.33          804          77.13%
751 - 800           44        30,992,801.14        25.11        704,381.84          779          76.26
701 - 750           50        37,899,167.31        30.70        757,983.35          723          72.20
651 - 700           81        50,672,635.80        41.05        625,588.10          680          75.63
601 - 650            3         1,428,977.17         1.16        476,325.72          645          74.26
--------------------------------------------------------------------------------------------------------
TOTAL:             183      $123,438,683.08       100.00%      $674,528.32          720          74.75%
========================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE GROUP 4 MORTGAGE LOANS (1)

                                   AGGREGATE        PERCENT OF        AVERAGE                         WEIGHTED
                    NUMBER OF       CUT-OFF       AGGREGATE CUT-      CUT-OFF                          AVERAGE
ORIGINAL DEBT-TO-    MORTGAGE      PRINCIPAL       OFF PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE   ORIGINAL
INCOME RATIOS (%)     LOANS         BALANCE           BALANCE         BALANCE        CREDIT SCORE        LTV
--------------------------------------------------------------------------------------------------------------

10.01 - 15.00            2      $  1,092,331.87         0.88%      $  546,165.94          677          76.18%
15.01 - 20.00            3         4,283,859.85         3.47        1,427,953.28          771          73.14
20.01 - 25.00            9         6,871,113.04         5.57          763,457.00          724          69.64
25.01 - 30.00           16        12,904,287.45        10.45          806,517.97          702          73.86
30.01 - 35.00           24        14,754,156.06        11.95          614,756.50          725          76.46
35.01 - 40.00           36        24,382,844.64        19.75          677,301.24          701          72.25
40.01 - 45.00           60        36,662,020.26        29.70          611,033.67          722          77.88
45.01 - 50.00           21        14,409,083.76        11.67          686,146.85          733          76.32
50.01 - 55.00            6         3,467,656.00         2.81          577,942.67          715          79.04
55.01 - 60.00            3         1,777,200.00         1.44          592,400.00          748          80.00
60.01 - 65.00            3         2,834,130.15         2.30          944,710.05          768          48.60
--------------------------------------------------------------------------------------------------------------
TOTAL:                 183      $123,438,683.08       100.00%      $  674,528.32          720          74.75%
==============================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Group 4 Mortgage Loans is expected to be approximately 38.15%.

BANC OF AMERICA SECURITIES LLC                                                40

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

           MONTHS SINCE ORIGINATION OF THE GROUP 4 MORTGAGE LOANS (1)

                              AGGREGATE        PERCENT OF       AVERAGE                        WEIGHTED
               NUMBER OF       CUT-OFF       AGGREGATE CUT-     CUT-OFF                         AVERAGE
MONTHS SINCE    MORTGAGE      PRINCIPAL       OFF PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
ORIGINATION      LOANS         BALANCE           BALANCE        BALANCE       CREDIT SCORE        LTV
-------------------------------------------------------------------------------------------------------

0                   2      $  1,231,200.00         1.00%      $615,600.00          732          80.00%
1 - 6             139        91,974,468.90        74.51        661,686.83          723          75.42
7 - 12             39        27,923,672.33        22.62        715,991.60          714          72.21
13 - 18             3         2,309,341.85         1.87        769,780.62          678          75.74
-------------------------------------------------------------------------------------------------------
TOTAL:            183      $123,438,683.08       100.00%      $674,528.32          720          74.75%
=======================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Group 4 Mortgage Loans is expected to be approximately 4 months.

BANC OF AMERICA SECURITIES LLC                                                41

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

                      SHIFTING INTEREST COLLATERAL SUMMARY

DESCRIPTION OF THE MORTGAGE LOANS

The Shifting Interest Mortgage Loans consist of One-Year CMT and One-Year LIBOR based ARMs secured by first lien, one-to-four family residential properties. The
Mortgage Loans have a fixed interest rate for approximately the first 3, 5, 7, or 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 72.88% of the Mortgage Loans require only the payment of interest until the 37th, 48th, 61st, 85th, or 121st payment. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to
One-Year CMT and One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The One-Year LIBOR
Index is the average of the interbank offered rates for one-year U.S.
dollar-denominated deposits in the London Market as published in The Wall Street
Journal quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 9.625% to 12.625%. The effective minimum interest rate for substantially the Shifting Interest Mortgage Loans will be each Mortgage Loan's
Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                               COLLATERAL SUMMARY    RANGE (IF APPLICABLE)
                                                               ------------------   ----------------------

TOTAL OUTSTANDING LOAN BALANCE                                       $618,082,324
TOTAL NUMBER OF LOANS                                                         967
AVERAGE LOAN PRINCIPAL BALANCE                                           $639,175   $110,000 to $2,997,660
WA GROSS COUPON                                                            6.383%         4.625% to 7.500%
WA FICO                                                                       733               641 to 821
WA ORIGINAL TERM                                                       362 months        180 to 480 months
WA REMAINING TERM                                                      360 months        179 to 479 months
WA OLTV                                                                    72.89%         14.93% to 89.90%
WA DTI                                                                     37.74%          4.31% to 89.90%
WA MONTHS TO FIRST RATE ADJUSTMENT DATE                                 71 months         17 to 121 months
WA GROSS MARGIN                                                            2.291%         2.250% to 2.750%
WA RATE CEILING                                                           11.472%        9.625% to 12.625%
GEOGRAPHIC CONCENTRATION OF MORTGAGED PROPERTIES (TOP 5   CA               49.34%
STATES) BASED ON THE SHIFTING INTEREST STATED PRINCIPAL   FL               10.61%
BALANCE                                                   VA                4.27%
                                                          IL                3.60%
                                                          SC                3.34%
PERCENTAGE OF MORTGAGE LOANS COVERED BY PMI POLICIES                        0.43%
PERCENTAGE OF BUYDOWN LOANS                                                 0.08%

BANC OF AMERICA SECURITIES LLC                                                42

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                      BANC OF AMERICA FUNDING CORPORATION
                               Mortgage Pass-Through Certificates, Series 2006-G
                                          $2,507,706,000 (approximate)
--------------------------------------------------------------------------------

  OCCUPANCY OF MORTGAGED PROPERTIES OF THE SHIFTING INTEREST MORTGAGE LOANS (1)

                                                  PERCENT OF
                                    SHIFTING       SHIFTING
                                    INTEREST       INTEREST      AVERAGE
                    NUMBER OF        CUT-OFF        CUT-OFF      CUT-OFF        WEIGHTED          WEIGHTED
                     MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
    OCCUPANCY         LOANS         BALANCE         BALANCE      BALANCE         SCORE               LTV
--------------------------------------------------------------------------------------------------------------

Primary Residence      840      $540,571,832.44      87.46%    $643,537.90         732             72.95%
Second Home             92        62,664,365.39      10.14      681,134.41         742             72.68
Investor Property       35        14,846,125.80       2.40      424,175.02         730             71.56
--------------------------------------------------------------------------------------------------------------
TOTAL:                 967      $618,082,323.63     100.00%    $639,175.10         733             72.89%
==============================================================================================================

(1)  Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

             PROPERTY TYPES OF THE SHIFTING INTEREST MORTGAGE LOANS

                                                        PERCENT OF
                                          SHIFTING       SHIFTING
                                          INTEREST       INTEREST      AVERAGE
                          NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED          WEIGHTED
                           MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
     PROPERTY TYPE          LOANS         BALANCE         BALANCE      BALANCE         SCORE               LTV
--------------------------------------------------------------------------------------------------------------------

Single Family Residence      599      $395,693,613.46      64.02%    $660,590.34         730             72.14%
PUD                          184       113,649,968.98      18.39      617,662.87         735             74.73
Condominium                  147        84,040,811.12      13.60      571,706.20         742             75.19
2-Family                      21        11,937,860.38       1.93      568,469.54         728             71.08
3-Family                       6         5,383,551.02       0.87      897,258.50         760             60.87
4-Family                       6         4,359,859.34       0.71      726,643.22         734             71.55
Townhouse                      4         3,016,659.33       0.49      754,164.83         726             67.85
--------------------------------------------------------------------------------------------------------------------
TOTAL:                       967      $618,082,323.63     100.00%    $639,175.10         733             72.89%
====================================================================================================================

          MORTGAGE LOAN PURPOSE OF THE SHIFTING INTEREST MORTGAGE LOANS

                                                    PERCENT OF
                                      SHIFTING       SHIFTING
                                      INTEREST       INTEREST      AVERAGE
                      NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF        WEIGHTED          WEIGHTED
                       MORTGAGE      PRINCIPAL       PRINCIPAL    PRINCIPAL    AVERAGE CREDIT   AVERAGE ORIGINAL
      PURPOSE           LOANS         BALANCE         BALANCE      BALANCE         SCORE               LTV
----------------------------------------------------------------------------------------------------------------

Purchase                 616      $390,367,738.01      63.16%    $633,713.86         739              75.94%
Refinance-Cashout        199       130,996,468.92      21.19      658,273.71         725              67.07
Refinance-Rate/Term      152        96,718,116.70      15.65      636,303.40         719              68.44
----------------------------------------------------------------------------------------------------------------
TOTAL:                   967      $618,082,323.63     100.00%    $639,175.10         733              72.89%
================================================================================================================

BANC OF AMERICA SECURITIES LLC                                                43

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

  GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES OF THE SHIFTING INTEREST
                               MORTGAGE LOANS (1)

                                                         PERCENT OF
                                                          SHIFTING        AVERAGE
                       NUMBER OF   SHIFTING INTEREST   INTEREST CUT-      CUT-OFF         WEIGHTED        WEIGHTED
                        MORTGAGE   CUT-OFF PRINCIPAL   OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT      AVERAGE
   GEOGRAPHIC AREA       LOANS          BALANCE           BALANCE         BALANCE          SCORE        ORIGINAL LTV
--------------------------------------------------------------------------------------------------------------------

Alabama                     2       $  1,246,231.34          0.20%     $  623,115.67         727            80.00%
Arkansas                    1            449,763.29          0.07         449,763.29         758            80.00
Arizona                     9          5,331,062.12          0.86         592,340.24         748            71.34
California                480        304,987,097.36         49.34         635,389.79         735            73.37
Colorado                   18         13,574,557.59          2.20         754,142.09         733            70.96
Connecticut                 9         11,827,766.56          1.91       1,314,196.28         731            71.28
District of Columbia        9          5,064,000.00          0.82         562,666.67         690            76.41
Florida                   105         65,597,666.05         10.61         624,739.68         730            71.04
Georgia                    13          7,730,783.05          1.25         594,675.62         745            78.26
Hawaii                     10          6,627,321.42          1.07         662,732.14         728            72.51
Idaho                       1            650,000.00          0.11         650,000.00         815            78.84
Illinois                   33         22,256,435.30          3.60         674,437.43         732            73.34
Massachusetts              19         11,345,716.65          1.84         597,142.98         733            74.32
Maryland                   37         19,614,719.44          3.17         530,127.55         713            75.19
Maine                       1            456,800.00          0.07         456,800.00         795            80.00
Michigan                    3          2,665,215.44          0.43         888,405.15         720            73.85
Minnesota                   9          6,686,937.73          1.08         742,993.08         733            73.92
Missouri                    5          3,004,010.06          0.49         600,802.01         758            69.17
North Carolina             13          8,619,607.63          1.39         663,046.74         738            70.39
New Hampshire               1            507,000.00          0.08         507,000.00         689            73.27
New Jersey                 14          7,602,227.97          1.23         543,016.28         721            77.80
New Mexico                  3          4,008,859.71          0.65       1,336,286.57         796            55.79
Nevada                     15          8,069,539.57          1.31         537,969.30         718            72.47
New York                   19         14,459,097.75          2.34         761,005.14         734            66.46
Ohio                        2          1,091,077.00          0.18         545,538.50         758            72.47
Oregon                      4          2,441,460.20          0.40         610,365.05         728            66.71
Pennsylvania                4          3,952,535.33          0.64         988,133.83         719            67.09
Rhode Island                2            701,327.35          0.11         350,663.68         772            78.17
South Carolina             36         20,656,716.62          3.34         573,797.68         735            70.99
Tennessee                   4          3,099,946.88          0.50         774,986.72         772            78.09
Texas                      17          9,460,474.34          1.53         556,498.49         718            75.37
Utah                        4          3,929,961.03          0.64         982,490.26         751            73.71
Virginia                   41         26,366,654.72          4.27         643,089.14         737            74.48
Vermont                     1            400,000.00          0.06         400,000.00         678            32.00
Washington                 22         12,243,754.13          1.98         556,534.28         712            75.06
Wyoming                     1          1,356,000.00          0.22       1,356,000.00         784            80.00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                    967       $618,082,323.63        100.00%     $  639,175.10         733            72.89%
====================================================================================================================

(1)  As of the Cut-off Date, no more than approximately 1.01% of the Shifting
     Interest Mortgage Loans are expected to be secured by mortgaged properties in any one five-digit postal zip code.

BANC OF AMERICA SECURITIES LLC                                                44

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES OF THE SHIFTING INTEREST MORTGAGE
                                    LOANS (1)

                                                                PERCENT OF
                                          SHIFTING INTEREST      SHIFTING        AVERAGE
                              NUMBER OF        CUT-OFF        INTEREST CUT-      CUT-OFF         WEIGHTED        WEIGHTED
   CURRENT MORTGAGE LOAN       MORTGAGE       PRINCIPAL       OFF PRINCIPAL     PRINCIPAL     AVERAGE CREDIT      AVERAGE
   PRINCIPAL BALANCES ($)       LOANS          BALANCE           BALANCE         BALANCE           SCORE       ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------------

100,000.01 - 150,000.00            2       $    229,695.80          0.04%     $  114,847.90         717            58.64%
150,000.01 - 200,000.00            1            195,370.24          0.03         195,370.24         660            68.19
200,000.01 - 250,000.00            2            476,695.51          0.08         238,347.76         780            74.92
250,000.01 - 300,000.00           17          4,612,680.87          0.75         271,334.17         727            71.36
300,000.01 - 350,000.00           22          7,183,693.58          1.16         326,531.53         717            71.77
350,000.01 - 400,000.00           21          7,881,787.49          1.28         375,323.21         721            72.00
400,000.01 - 450,000.00          105         45,704,413.28          7.39         435,280.13         737            75.50
450,000.01 - 500,000.00          177         84,946,846.56         13.74         479,925.69         734            73.03
500,000.01 - 550,000.00          121         63,579,617.92         10.29         525,451.39         725            74.27
550,000.01 - 600,000.00          121         70,211,353.54         11.36         580,259.12         725            74.39
600,000.01 - 650,000.00           87         54,880,048.92          8.88         630,805.16         732            75.96
650,000.01 - 700,000.00           55         37,236,884.90          6.02         677,034.27         738            73.59
700,000.01 - 750,000.00           39         28,542,653.17          4.62         731,862.90         730            72.54
750,000.01 - 800,000.00           35         27,240,738.43          4.41         778,306.81         754            74.11
800,000.01 - 850,000.00           20         16,567,426.67          2.68         828,371.33         724            73.05
850,000.01 - 900,000.00           23         20,204,985.93          3.27         878,477.65         729            71.18
900,000.01 - 950,000.00           20         18,590,987.30          3.01         929,549.37         735            74.37
950,000.01 - 1,000,000.00         43         42,518,056.07          6.88         988,792.00         730            68.89
1,000,000.01 - 1,500,000.00       41         54,149,326.98          8.76       1,320,715.29         739            71.07
1,500,000.01 - 2,000,000.00        7         12,693,430.00          2.05       1,813,347.14         755            63.00
2,000,000.01 - 2,500,000.00        4          9,002,970.76          1.46       2,250,742.69         726            69.14
2,500,000.01 - 3,000,000.00        4         11,432,659.71          1.85       2,858,164.93         754            65.28
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                           967       $618,082,323.63        100.00%     $  639,175.10         733            72.89%
===========================================================================================================================

(1)  As of the Cut-off Date, the average outstanding principal balance of the
     Shifting Interest Mortgage Loans is expected to be approximately $639,175.

BANC OF AMERICA SECURITIES LLC                                                45

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

    ORIGINAL LOAN-TO-VALUE RATIOS OF THE SHIFTING INTEREST MORTGAGE LOANS (1)

                                                        PERCENT OF
                                SHIFTING INTEREST   SHIFTING INTEREST     AVERAGE
                    NUMBER OF        CUT-OFF             CUT-OFF          CUT-OFF         WEIGHTED         WEIGHTED
ORIGINAL LOAN-TO-    MORTGAGE       PRINCIPAL           PRINCIPAL        PRINCIPAL         AVERAGE          AVERAGE
 VALUE RATIOS (%)     LOANS          BALANCE             BALANCE          BALANCE       CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------------

10.01 - 15.00            1       $    500,000.00            0.08%       $500,000.00          697             14.93%
20.01 - 25.00            3          2,119,999.00            0.34         706,666.33          713             23.14
25.01 - 30.00            4          3,540,000.00            0.57         885,000.00          767             26.98
30.01 - 35.00            9          4,767,386.68            0.77         529,709.63          751             32.76
35.01 - 40.00            3          2,361,729.53            0.38         787,243.18          731             37.82
40.01 - 45.00           10          5,981,028.70            0.97         598,102.87          740             42.42
45.01 - 50.00           14         10,098,451.17            1.63         721,317.94          753             47.75
50.01 - 55.00           23         16,751,775.75            2.71         728,338.08          740             52.68
55.01 - 60.00           34         23,187,445.79            3.75         681,983.70          737             58.02
60.01 - 65.00           57         38,393,254.52            6.21         673,565.87          723             63.11
65.01 - 70.00           95         72,596,322.54           11.75         764,171.82          724             68.71
70.01 - 75.00          130         94,782,692.24           15.33         729,097.63          721             73.69
75.01 - 80.00          579        340,319,305.58           55.06         587,770.82          737             79.52
80.01 - 85.00            2          1,026,990.00            0.17         513,495.00          770             82.92
85.01 - 90.00            3          1,655,942.13            0.27         551,980.71          740             88.77
---------------------------------------------------------------------------------------------------------------------
TOTAL:                 967       $618,082,323.63          100.00%       $639,175.10          733             72.89%
=====================================================================================================================

(1)  As of the Cut-off Date, the weighted average Loan-to-Value Ratio at origination of the Shifting Interest Mortgage Loans is expected to be approximately 72.89%.

BANC OF AMERICA SECURITIES LLC                                                46

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

   CURRENT MORTGAGE INTEREST RATES OF THE SHIFTING INTEREST MORTGAGE LOANS (1)

                                                   PERCENT OF
                                     SHIFTING       SHIFTING
                                     INTEREST       INTEREST       AVERAGE
                     NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF                           WEIGHTED
 CURRENT MORTGAGE     MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE      AVERAGE
INTEREST RATES (%)      LOANS        BALANCE         BALANCE       BALANCE        CREDIT SCORE     ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

4.501 - 4.750             1      $    359,466.00       0.06%    $  359,466.00          684             80.00%
4.751 - 5.000             2           888,963.29       0.14        444,481.65          755             79.94
5.001 - 5.250             5         3,829,492.48       0.62        765,898.50          756             72.69
5.251 - 5.500            10         5,346,158.93       0.86        534,615.89          707             75.51
5.501 - 5.750            77        41,522,650.31       6.72        539,255.20          732             71.70
5.751 - 6.000            84        50,905,048.92       8.24        606,012.49          723             74.11
6.001 - 6.250           203       128,011,362.08      20.71        630,597.84          738             73.11
6.251 - 6.500           325       212,109,688.28      34.32        652,645.19          732             73.67
6.501 - 6.750           160       105,010,883.68      16.99        656,318.02          731             72.58
6.751 - 7.000            81        53,413,704.13       8.64        659,428.45          732             70.07
7.001 - 7.250            15        11,505,145.87       1.86        767,009.72          763             68.13
7.251 - 7.500             4         5,179,759.66       0.84      1,294,939.92          722             74.16
---------------------------------------------------------------------------------------------------------------
TOTAL:                  967      $618,082,323.63     100.00%    $  639,175.10          733             72.89%
===============================================================================================================

(1)  As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Shifting Interest Mortgage Loans is expected to be approximately
     6.383% per annum.

BANC OF AMERICA SECURITIES LLC                                                47

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

            GROSS MARGINS OF THE SHIFTING INTEREST MORTGAGE LOANS (1)

                                                   PERCENT OF
                                       SHIFTING     SHIFTING
                                       INTEREST     INTEREST      AVERAGE
                     NUMBER OF          CUT-OFF      CUT-OFF      CUT-OFF                            WEIGHTED
                      MORTGAGE        PRINCIPAL     PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE        AVERAGE
GROSS MARGIN (%)       LOANS          BALANCE        BALANCE       BALANCE      CREDIT SCORE       ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

2.250                   881      $567,410,391.05      91.80%    $644,052.66          735            73.04%
2.750                    86        50,671,932.58       8.20      589,208.52          714            71.12
---------------------------------------------------------------------------------------------------------------
TOTAL:                  967      $618,082,323.63     100.00%    $639,175.10          733            72.89%
===============================================================================================================

(1)  As of the Cut-off Date, the weighted average Gross Margin of the Shifting
     Interest Mortgage Loans is expected to be approximately 2.291% per annum.

            RATE CEILINGS OF THE SHIFTING INTEREST MORTGAGE LOANS (1)

                                                   PERCENT OF
                                     SHIFTING       SHIFTING
                                     INTEREST       INTEREST      AVERAGE
                     NUMBER OF       CUT-OFF         CUT-OFF      CUT-OFF                            WEIGHTED
                      MORTGAGE      PRINCIPAL      PRINCIPAL     PRINCIPAL    WEIGHTED AVERAGE        AVERAGE
 RATE CEILINGS (%)     LOANS         BALANCE         BALANCE      BALANCE       CREDIT SCORE       ORIGINAL LTV
---------------------------------------------------------------------------------------------------------------

9.501 - 9.750             1      $    359,466.00       0.06%    $359,466.00          684              80.00%
9.751 - 10.000            2           888,963.29       0.14      444,481.65          755              79.94
10.001 - 10.250           3         2,491,492.48       0.40      830,497.49          754              69.81
10.251 - 10.500           8         4,474,158.93       0.72      559,269.87          709              76.70
10.501 - 10.750          28        15,278,693.16       2.47      545,667.61          736              76.45
10.751 - 11.000          78        47,648,769.28       7.71      610,881.66          721              74.51
11.001 - 11.250         190       119,341,455.86      19.31      628,112.93          738              73.54
11.251 - 11.500         308       199,811,766.15      32.33      648,739.50          733              73.68
11.501 - 11.750         208       130,755,265.02      21.15      628,631.08          731              71.82
11.751 - 12.000          87        56,669,983.77       9.17      651,379.12          732              69.97
12.001 - 12.250          30        21,513,052.09       3.48      717,101.74          757              68.37
12.251 - 12.500          23        18,349,681.79       2.97      797,812.25          718              73.56
12.501 - 12.750           1           499,575.81       0.08      499,575.81          685              79.37
---------------------------------------------------------------------------------------------------------------
TOTAL:                  967      $618,082,323.63     100.00%    $639,175.10          733              72.89%
===============================================================================================================

(2)  As of the Cut-off Date, the weighted average Rate Ceiling of the Shifting
     Interest Mortgage Loans is expected to be approximately 11.472% per annum.

BANC OF AMERICA SECURITIES LLC                                                48

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

     FIRST RATE ADJUSTMENT DATE OF THE SHIFTING INTEREST MORTGAGE LOANS (1)

                                                   PERCENT OF
                                     SHIFTING       SHIFTING
                                     INTEREST       INTEREST       AVERAGE                           WEIGHTED
                     NUMBER OF       CUT-OFF         CUT-OFF       CUT-OFF                            AVERAGE
    FIRST RATE        MORTGAGE      PRINCIPAL       PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE     ORIGINAL
  ADJUSTMENT DATE      LOANS         BALANCE         BALANCE       BALANCE        CREDIT SCORE          LTV
---------------------------------------------------------------------------------------------------------------

February 1, 2008          1      $    313,370.82      0.05%     $  313,370.82          750            80.00%
March 1, 2008             2         1,029,442.53      0.17         514,721.27          710            66.97
April 1, 2008             2         1,076,818.47      0.17         538,409.24          685            72.27
June 1, 2008              3         1,351,355.27      0.22         450,451.76          708            73.37
July 1, 2008              5         2,125,391.58      0.34         425,078.32          721            72.50
August 1, 2008            4         1,658,491.88      0.27         414,622.97          728            72.82
September 1, 2008         4         2,019,027.16      0.33         504,756.79          721            80.00
November 1, 2008         13         9,154,221.69      1.48         704,170.90          744            63.99
December 1, 2008          9         4,572,777.32      0.74         508,086.37          739            69.64
January 1, 2009           4         1,833,155.00      0.30         458,288.75          749            60.83
February 1, 2009          3         2,359,891.23      0.38         786,630.41          717            53.73
March 1, 2009             1           496,903.68      0.08         496,903.68          679            71.43
May 1, 2009               6         5,049,417.00      0.82         841,569.50          722            70.81
June 1, 2009             10         5,918,154.61      0.96         591,815.46          739            70.89
July 1, 2009             17        10,918,600.58      1.77         642,270.62          725            73.82
August 1, 2009            8         4,139,680.00      0.67         517,460.00          742            74.32
September 1, 2009         1         1,084,000.00      0.18       1,084,000.00          762            80.00
October 1, 2009           1           262,367.37      0.04         262,367.37          767            75.00
April 1, 2010             2           637,151.13      0.10         318,575.57          711            84.44
September 1, 2010         1           507,225.14      0.08         507,225.14          661            70.00
November 1, 2010          2         1,034,292.97      0.17         517,146.49          706            73.20
December 1, 2010          3         1,281,216.14      0.21         427,072.05          687            78.55
January 1, 2011           3         1,443,701.96      0.23         481,233.99          715            73.97
March 1, 2011             4         1,526,391.35      0.25         381,597.84          724            57.17
April 1, 2011             3           876,738.86      0.14         292,246.29          706            76.01
May 1, 2011              64        38,181,268.63      6.18         596,582.32          730            75.36
June 1, 2011             92        56,340,717.90      9.12         612,399.11          726            74.81
July 1, 2011            124        85,347,079.48     13.81         688,282.90          730            72.17
August 1, 2011          185       122,616,243.31     19.84         662,790.50          744            71.92
September 1, 2011        40        24,322,388.65      3.94         608,059.72          763            74.27
October 1, 2011           8         5,470,900.00      0.89         683,862.50          760            75.75
September 1, 2012         1           447,666.33      0.07         447,666.33          672            80.00
May 1, 2013              16         8,612,169.08      1.39         538,260.57          724            73.64
June 1, 2013             44        24,876,707.83      4.02         565,379.72          743            73.64
July 1, 2013             45        28,093,639.68      4.55         624,303.10          734            70.66
August 1, 2013           41        29,446,975.92      4.76         718,218.92          744            70.80
September 1, 2013         8         4,344,100.00      0.70         543,012.50          721            66.59
October 1, 2013           4         3,874,000.00      0.63         968,500.00          727            67.63

BANC OF AMERICA SECURITIES LLC                                                49

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

       FIRST RATE ADJUSTMENT DATE OF THE SHIFTING INTEREST MORTGAGE LOANS
                                 (CONTINUED)(1)

                                                    PERCENT OF
                                                     SHIFTING
                                SHIFTING INTEREST    INTEREST       AVERAGE                         WEIGHTED
                    NUMBER OF        CUT-OFF          CUT-OFF       CUT-OFF                          AVERAGE
     FIRST RATE      MORTGAGE       PRINCIPAL        PRINCIPAL     PRINCIPAL     WEIGHTED AVERAGE   ORIGINAL
  ADJUSTMENT DATE     LOANS          BALANCE          BALANCE       BALANCE        CREDIT SCORE        LTV
------------------------------------------------------------------------------------------------------------

June 1, 2015             1            822,132.95        0.13        822,132.95          674           75.00
September 1, 2015        1          1,049,472.15        0.17      1,049,472.15          674           75.00
October 1, 2015          6          2,633,092.56        0.43        438,848.76          680           73.18
November 1, 2015         7          3,202,839.75        0.52        457,548.54          687           79.16
December 1, 2015         6          5,632,900.00        0.91        938,816.67          704           73.61
January 1, 2016          7          4,337,773.75        0.70        619,681.96          716           74.75
February 1, 2016         6          7,079,102.10        1.15      1,179,850.35          753           71.25
March 1, 2016            8          5,475,700.92        0.89        684,462.62          701           66.01
April 1, 2016            3          2,281,051.92        0.37        760,350.64          703           76.41
May 1, 2016             14          7,794,892.72        1.26        556,778.05          716           76.45
June 1, 2016            18         12,278,272.58        1.99        682,126.25          750           77.19
July 1, 2016            42         25,779,544.72        4.17        613,798.68          709           76.79
August 1, 2016          53         37,883,106.96        6.13        714,775.60          723           73.42
September 1, 2016        9          5,957,600.00        0.96        661,955.56          746           76.90
October 1, 2016          2          1,231,200.00        0.20        615,600.00          732           80.00
------------------------------------------------------------------------------------------------------------
TOTAL:                 967       $618,082,323.63      100.00%    $  639,175.10          733           72.89%
============================================================================================================

(1)  As of the Cut-off Date, the weighted average number of months to the First
     Rate Adjustment Date for the Shifting Interest Mortgage Loans is expected to be approximately 71 months.

           REMAINING TERMS OF THE SHIFTING INTEREST MORTGAGE LOANS (1)

                                                    PERCENT OF
                                                     SHIFTING                                     WEIGHTED
                                SHIFTING INTEREST    INTEREST      AVERAGE                        INTEREST
                    NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF                         AVERAGE
REMAINING TERM       MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
   (MONTHS)           LOANS          BALANCE          BALANCE      BALANCE       CREDIT SCORE        LTV
----------------------------------------------------------------------------------------------------------

161 - 180                2       $    948,469.06        0.15%    $474,234.53          780           70.66%
341 - 360              945        602,933,962.22       97.55      638,025.36          733           72.90
over 361                20         14,199,892.35        2.30      709,994.62          708           72.62
----------------------------------------------------------------------------------------------------------
TOTAL:                 967       $618,082,323.63      100.00%    $639,175.10          733           72.89%
==========================================================================================================

(1)  As of the Cut-off Date, the weighted average remaining term to stated
     maturity of the Shifting Interest Mortgage Loans is expected to be approximately 360 months.

BANC OF AMERICA SECURITIES LLC                                                50

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

    CREDIT SCORING OF MORTGAGORS OF THE SHIFTING INTEREST MORTGAGE LOANS (1)

                                                     PERCENT OF
                                                      SHIFTING
                                 SHIFTING INTEREST    INTEREST      AVERAGE                        WEIGHTED
                     NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF                         AVERAGE
                      MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
   CREDIT SCORES      LOANS           BALANCE          BALANCE      BALANCE       CREDIT SCORE        LTV
-----------------------------------------------------------------------------------------------------------

801 - 850                36       $ 22,653,778.66        3.67%    $629,271.63          806           74.36%
751 - 800               335        220,364,903.75       35.65      657,805.68          776           72.56
701 - 750               293        188,725,798.31       30.53      644,115.35          727           73.84
651 - 700               287        176,783,922.14       28.60      615,971.85          681           72.10
601 - 650                16          9,553,920.77        1.55      597,120.05          645           72.60
-----------------------------------------------------------------------------------------------------------
TOTAL:                  967       $618,082,323.63      100.00%    $639,175.10          733           72.89%
===========================================================================================================

(1)  The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

  ORIGINAL DEBT-TO-INCOME RATIO OF MORTGAGORS OF THE SHIFTING INTEREST MORTGAGE
                                    LOANS (1)

                                                     PERCENT OF
                                                      SHIFTING
                                 SHIFTING INTEREST    INTEREST      AVERAGE                        WEIGHTED
                     NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF                         AVERAGE
 ORIGINAL DEBT-TO-    MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
 INCOME RATIOS (%)     LOANS          BALANCE          BALANCE      BALANCE       CREDIT SCORE        LTV
-----------------------------------------------------------------------------------------------------------

Not Scored                1      $     500,000.00        0.08%    $500,000.00          720           60.98%
1.01 - 5.00               1            900,000.00        0.15      900,000.00          731           62.07
5.01 - 10.00              8          6,380,820.72        1.03      797,602.59          760           73.74
10.01 - 15.00            19         11,655,014.27        1.89      613,421.80          743           65.19
15.01 - 20.00            27         21,006,324.80        3.40      778,012.03          750           67.71
20.01 - 25.00            55         37,193,280.51        6.02      676,241.46          743           72.44
25.01 - 30.00            78         48,613,566.00        7.87      623,250.85          721           71.48
30.01 - 35.00           133         86,530,372.65       14.00      650,604.31          733           72.60
35.01 - 40.00           196        122,546,914.17       19.83      625,239.36          729           72.36
40.01 - 45.00           250        157,357,330.42       25.46      629,429.32          731           74.16
45.01 - 50.00           118         72,020,822.47       11.65      610,345.95          736           76.44
50.01 - 55.00            49         30,137,781.61        4.88      615,056.77          736           74.17
55.01 - 60.00            22         14,940,670.03        2.42      679,121.37          729           71.70
60.01 - 65.00             9          7,954,530.15        1.29      883,836.68          744           61.21
85.01 - 90.00             1            344,895.83        0.06      344,895.83          784           70.00
-----------------------------------------------------------------------------------------------------------
TOTAL:                  967       $618,082,323.63      100.00%    $639,175.10          733           72.89%
===========================================================================================================

(1)  As of the Cut-off Date, the weighted average Original Debt-to-Income Ratio of the Shifting Interest Mortgage Loans is expected to be approximately
     37.74%.

BANC OF AMERICA SECURITIES LLC                                                51

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
[Banc of America Securities LOGO]

                                  BANC OF AMERICA FUNDING CORPORATION
                           Mortgage Pass-Through Certificates, Series 2006-H
                       $613,137,000 (approximate) Shifting Interest Certificates
--------------------------------------------------------------------------------

      MONTHS SINCE ORIGINATION OF THE SHIFTING INTEREST MORTGAGE LOANS (1)

                                                     PERCENT OF
                                                      SHIFTING
                                 SHIFTING INTEREST    INTEREST      AVERAGE                        WEIGHTED
                     NUMBER OF        CUT-OFF          CUT-OFF      CUT-OFF                         AVERAGE
   MONTHS SINCE       MORTGAGE       PRINCIPAL        PRINCIPAL    PRINCIPAL    WEIGHTED AVERAGE   ORIGINAL
    ORIGINATION        LOANS          BALANCE          BALANCE      BALANCE       CREDIT SCORE        LTV
-----------------------------------------------------------------------------------------------------------

0                        14       $ 10,576,100.00        1.71%    $755,435.71          745           73.27%
1 - 6                   843        542,142,350.43       87.71      643,110.74          734           73.20
7 - 12                   81         51,626,223.67        8.35      637,360.79          722           69.05
13 - 18                  25         12,132,468.81        1.96      485,298.75          704           75.28
19 - 24                   4          1,605,180.72        0.26      401,295.18          727           70.83
-----------------------------------------------------------------------------------------------------------
TOTAL:                  967       $618,082,323.63      100.00%    $639,175.10          733           72.89%
===========================================================================================================

(1)  As of the Cut-off Date, the weighted average Months Since Origination of the Shifting Interest Mortgage Loans is expected to be approximately 4 months.

BANC OF AMERICA SECURITIES LLC                                                52

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.